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                                                                   Exhibit 10.17

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.


                           COMMERCIAL SUPPLY AGREEMENT

This Commercial Supply Agreement (this "Agreement") is entered into on Dec. 4, 2002 (the "Signing Date"), effective as of the 1st day of June, 2002 (the "Effective Date") by and between BAXTER PHARMACEUTICAL SOLUTIONS LLC ("BAXTER"), a Delaware limited liability company having a place of business at 927 South Curry Pike, Bloomington, Indiana 47403, and PRAECIS PHARMACEUTICALS INCORPORATED ("PRAECIS"), a Delaware corporation having a principal place of business at 830 Winter Street, Waltham, Massachusetts 02451.

                                    RECITALS

     1. PRAECIS is engaged in the development, bulk production, formulation, sale and distribution of pharmaceutical products;

     2. BAXTER is engaged in the filling, labeling and packaging of pharmaceutical products;

     3. PRAECIS and BAXTER desire to have BAXTER fill, package, inspect, label, and test pharmaceutical products for distribution and sale by PRAECIS;

     4. In order to induce PRAECIS to enter into this Agreement, Baxter Healthcare Corporation, the parent company of BAXTER, has agreed to guarantee the performance of BAXTER hereunder as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

ARTICLE 1, DEFINITIONS

     As used in this Agreement, the following words and phrases shall have the following meanings:

     1.1 "AFFILIATE" of a party hereto shall mean any entity that controls or is controlled by such party, or is under common control with such party. For purposes of this definition, an entity shall be deemed to control another entity if it owns or controls, directly or indirectly, at least fifty percent (50%) of the voting equity of

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            another entity (or other comparable ownership interest for an entity other than a corporation).

     1.2    "ANDA" shall mean the FDA-required Abbreviated New Drug Application.

     1.3    "ANNUAL OBLIGATION" shall be defined in Section 4.1.3(c).

     1.4 "BATCH" shall mean a specific quantity of a Product comprising a number of units mutually agreed upon between PRAECIS and BAXTER (as set forth in the Product Master Plan), and that is intended to have uniform character and quality within specified limits.

     1.5 "BAXTER QUALITY ASSURANCE RELEASE" shall mean approval of Produced Product by the BAXTER Quality Assurance team based on the Product's conformance to the Product Requirements.

     1.6 "BAXTER SOPS" shall mean BAXTER's Standard Operating Procedures, which PRAECIS shall have the right to access and inspect during annual audits; provided, however, specific BAXTER SOPs can be requested and reviewed by PRAECIS on an individual basis at any time.

     1.7 "CANCELLATION FEES" shall mean the fees payable by PRAECIS for modification or cancellation of a Firm Purchase Order, if any, as set forth in the Product Master Plan.

     1.8 "COMPONENTS" shall mean all materials, including without limitation packaging materials, used by BAXTER in the Production of Product under this Agreement. Components are listed in the Product Master Plan. Such Components are identified as Components supplied by PRAECIS ("PRAECIS Supplied Components") or Components supplied by BAXTER ("BAXTER Supplied Components").

     1.9 "COMPONENT SPECIFICATIONS" shall mean the specifications and testing to be performed for the Components, as set forth in the Product Master Plan.

     1.10 "CONFIDENTIAL INFORMATION" shall have the meaning set forth in the Confidentiality Agreement dated as of December 4, 2001 by and between Baxter Healthcare Corporation and PRAECIS.

     1.11 "CURRENT GOOD MANUFACTURING PRACTICES" or "CGMP" shall mean: (a) the good manufacturing practices required by the FDA and set forth in the FD&C Act or FDA Regulations (including without limitation 21 CFR 210 and 211), policies or guidelines, in effect at any time during the Term of this Agreement, for the Production and testing of pharmaceutical materials as applied solely to Products, and (b) the corresponding requirements of each applicable Regulatory Authority.

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     1.12   "DELIVERY DATE" with respect to a Batch of Product shall mean the date of BAXTER's Quality Assurance Release of such Batch of Product.

     1.13 "DRUG PRODUCT INTERMEDIATE" shall mean the intermediate formulated Abarelix used as the raw material in the Production of Product.

     1.14 "EFFECTIVE DATE" shall mean the date on which this Agreement first comes into effect, as set forth above.

     1.15 "FDA" shall mean the United States Food and Drug Administration or any successor organization thereto.

     1.16 "FD&C ACT" shall mean the United States Federal Food, Drug and Cosmetic Act, as may be amended from time to time.

     1.17   "LONG RANGE FORECAST" shall be defined in Section 4.1.1.

     1.18 "MASTER BATCH RECORD" shall mean, with respect to each Presentation of Product to be Produced hereunder, a formal set of instructions for the Production of each Presentation of such Product. Each Master Batch Record shall be developed by BAXTER and subject to the written approval of PRAECIS.

     1.19   "NDA" shall mean the FDA-required New Drug Application.

     1.20 "PRAECIS TRADEMARKS" shall mean the proprietary mark(s) for Product owned by PRAECIS as stated in a Project Plan.

     1.21 "PRESENTATION" shall mean the specific formula and Components of a Product.

     1.22 "PRODUCE" or "PRODUCTION" shall mean BAXTER's filling and inspecting of the Drug Product Intermediate in unlabeled vials, reviewing the Released Executed Batch Record (including without limitation reviewing the irradiation documentation following the irradiation of the Drug Product Intermediate) and testing of the resulting Product, all in accordance with the Product Master Plan and the Project Plan. Details of the Production process shall be included in the Master Batch Record.

     1.23 "PRODUCT" shall mean the resulting Drug Product Intermediate in unlabeled vials following Production by BAXTER in accordance with the Product Master Plan and the Project Plan.

     1.24 "PRODUCT MASTER PLAN" shall mean an addendum to this Agreement for each Product Produced hereunder, which may include, without limitation, the Product, Product Specifications, Components, Component Specifications, Regulatory Authorities and BAXTER SOPs related to the Production of the Product, the countries where such Product will be sold, Presentations, Cancellation Fees and pricing for such Product Produced under this Agreement, developed as described

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            in Section 2.1. The Product Master Plan for the first Product to be
            Produced under this Agreement is set forth in Exhibit 1.

     1.25   "PRODUCT REQUIREMENTS" shall be defined in Section 7.1.

     1.26 "PRODUCT SPECIFICATIONS" shall mean, with respect to each Product, the specifications and testing procedures developed by PRAECIS and BAXTER to be performed for the Drug Product Intermediate, the Product, and/or the stability program that are set forth in the BAXTER SOPs and the Master Batch Records. The Product Specifications include, without limitation, all tests that BAXTER is required to conduct or cause to be conducted as specified in the Product Master Plan and Project Plan. The Product Specifications may be modified from time to time only by the written agreement of PRAECIS and BAXTER.

     1.27 "PROJECT PLAN" shall mean the manual containing the parameters for the Production of each Presentation of Product, including without limitation the Testing Standards and Procedures for each Presentation of Product under this Agreement, developed as described in Section 2.2.

     1.28 "PURCHASE ORDER" shall mean written orders from PRAECIS to BAXTER which shall specify key production information with respect to the ordered Product including, without limitation: (a) the quantity of Product ordered, (b) delivery and shipping instructions, both with respect to the final Product and with respect to work-in-process during Production, (c) the scheduled date for PRAECIS' delivery of Drug Product Intermediate to BAXTER, (d) the scheduled date of filling, and (e) the proposed Delivery Date.

     1.29   "PURCHASE PRICE" shall be defined in Section 5.1

     1.30 "QUALITY ASSURANCE DISPOSITION" shall mean the document issued by PRAECIS pursuant to Section 7.1 to indicate PRAECIS' determination that a Batch released by BAXTER conforms to the Product Requirements.

     1.31 "REGULATORY APPROVAL" shall mean all authorizations by the appropriate Regulatory Authority necessary for commercial sale in a jurisdiction, including without limitation, approval of labeling, price, reimbursement and Production.

     1.32 "REGULATORY AUTHORITY" shall mean those agencies or authorities responsible for regulation of the Product in the United States and overseas (which shall include, without limitation, the U.S. Pharmacopoeia and European Pharmacopoeia, if applicable), as specified in the Product Master Plan. BAXTER shall have no obligation to Produce Product in compliance with the requirements of a Regulatory Authority not specified in the applicable Product Master Plan, Project Plan or Regulatory Plan.

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     1.33   "REGULATORY PLAN" shall mean the manual describing the regulatory services and support to be provided by BAXTER for the development and maintenance of regulatory submissions and supporting documentation as set forth in Section 2.3.

     1.34 "RELEASED EXECUTED BATCH RECORD" shall mean the completed batch record and associated deviation reports, investigation reports and certificates of analysis created by BAXTER for each Batch released by BAXTER. The Released Executed Batch Record shall be sent to PRAECIS in accordance with Section 9.3. The Released Executed Batch Record shall be in a format as agreed between the parties and shall contain at a minimum the information set forth in Exhibit 2 to this Agreement.

     1.35   "ROLLING FORECAST" shall be defined in Section 4.1.2.

     1.36 "SATELLITE SAMPLE" shall mean a prepared quantity of the Drug Product Intermediate representing the Drug Product Intermediate that will be used by BAXTER for Production. BAXTER shall use the Satellite Sample to conduct quality control tests of the Drug Product Intermediate prior to commencing Production of the relevant Batch, in accordance with Exhibit D1 of the Product Master Plan.

     1.37   "TERM" shall be defined in Section 8.1.

     1.38 "TESTING STANDARDS AND PROCEDURES" shall mean, with respect to each Product Produced hereunder, the written standards and procedures for evaluating compliance with the applicable Product Specifications, as mutually agreed upon in writing by PRAECIS and BAXTER, and incorporated in the applicable Project Plan.

ARTICLE 2, PROJECT AND REGULATORY PLANS

     2.1 PRODUCT MASTER PLAN. From time to time during the Term of the Agreement, PRAECIS may request that BAXTER Produce a Product for PRAECIS hereunder. For each Product to be Produced by BAXTER hereunder, the parties shall agree in writing upon a Product Master Plan. PRAECIS shall deliver to BAXTER the information that BAXTER and PRAECIS agree in writing is necessary for BAXTER to prepare each Product Master Plan. BAXTER then shall deliver two (2) copies of each Product Master Plan to PRAECIS within three (3) weeks of receipt of PRAECIS' information. PRAECIS shall either sign such Product Master Plan and return one (1) copy to BAXTER or shall return an amended Product Master Plan acceptable to PRAECIS, in each case within ten (10) business days of receipt of such Product Master Plan from BAXTER. If such amended Product Master Plan is not acceptable to BAXTER, then BAXTER shall so notify PRAECIS within ten
            (10) business days of BAXTER's receipt of such amended Product Master Plan, and the parties shall promptly meet in order to resolve in good faith any outstanding disagreements with respect to such amended

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            Product Master Plan. In no event shall BAXTER be required to schedule the Production of any Product until a Product Master Plan for such Product has been approved in writing by both BAXTER and PRAECIS.

     2.2 PROJECT PLAN. For each Presentation of Product to be Produced hereunder, the parties shall agree in writing upon a Project Plan. BAXTER shall deliver two (2) copies of each Project Plan to PRAECIS
            at least   ***   prior to the commencement of Production of the
            applicable Presentation of Product. PRAECIS shall either sign such Project Plan and return one (1) copy to BAXTER or shall return an amended Project Plan acceptable to PRAECIS, in each case within ten
            (10) business days of receipt of such Project Plan from BAXTER. If such amended Project Plan is not acceptable to BAXTER, then BAXTER shall so notify PRAECIS within ten (10) business days of BAXTER's receipt of such amended Project Plan, and the parties shall promptly meet in order to resolve in good faith any outstanding disagreements with respect to such amended Project Plan. In no event shall BAXTER be required to schedule or commence the Production of the Presentation of the applicable Product until a Project Plan for such Presentation of Product has been approved in writing by both BAXTER and PRAECIS.

     2.3 REGULATORY PLAN. If requested by PRAECIS, BAXTER shall provide regulatory services in connection with obtaining Regulatory Approval for a Product. BAXTER shall deliver to PRAECIS two (2) copies of the Regulatory Plan for each Product requested by PRAECIS at least fourteen (14) calendar days after such PRAECIS request and prior to the date that BAXTER is to initiate Production of the registration Batches of the applicable Product. PRAECIS shall either sign such Regulatory Plan and return one (1) copy to BAXTER or shall return an amended Regulatory Plan acceptable to PRAECIS, in each case within ten (10) business days of receipt of such Regulatory Plan from BAXTER. If such amended Regulatory Plan is not acceptable to BAXTER, then BAXTER shall so notify PRAECIS within ten (10) business days of BAXTER's receipt of such amended Regulatory Plan, and the parties shall promptly meet in order to resolve in good faith any outstanding disagreements with respect to such amended Regulatory Plan. BAXTER shall have no obligation to conduct regulatory services for a Product until the Regulatory Plan for such Product has been agreed upon by the parties.

     2.4 AMENDMENT OF PLANS. Each Project Plan, Regulatory Plan and Product Master Plan may be amended from time to time only upon mutual written agreement of PRAECIS and BAXTER.

     2.5 NO AMENDMENT OF AGREEMENT. No Project Plan, Regulatory Plan or Product Master Plan shall be deemed to amend this Agreement. In the event that the terms of any Project Plan, Regulatory Plan or Product Master Plan are inconsistent with the terms of this Agreement, this Agreement shall control, unless otherwise

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

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            explicitly agreed to in a writing by the parties, expressly indicating an intent by the parties to amend this Agreement in accordance with Article 26. Upon approval in writing by both BAXTER and PRAECIS of any Project Plan, Regulatory Plan or Product Master Plan, such Project Plan, Regulatory Plan or Product Master Plan shall be deemed to be incorporated herein by reference and made a part of this Agreement.

     2.6 EFFECT OF FAILURE TO EXECUTE PLANS OR ADDENDUM. No failure to execute a Project Plan, Product Master Plan or Regulatory Plan with respect to a particular Product will relieve either party of any obligation that has accrued with respect to such Product. Provided, however, that PRAECIS shall not be liable for any such accrued costs or expenses incurred by BAXTER in connection with such Product unless such costs or expenses had been expressly approved in writing by PRAECIS prior to such costs or expenses having been incurred.

ARTICLE 3, PURCHASE AND SUPPLY OF PRODUCT

     3.1 AGREEMENT TO PURCHASE AND SUPPLY. Pursuant to the terms and conditions of this Agreement, BAXTER shall Produce and deliver to PRAECIS the amounts of Product ordered by PRAECIS in accordance with
            Section 4.2.

     3.2 REPRODUCTION, REWORK OR REPROCESSING. Any reprocessing, rework, reproduction or change required during Production in order to meet the Product Requirements must be approved in writing by PRAECIS prior to implementation. BAXTER shall conduct such reprocessing, rework, reproduction or change in compliance with cGMPs and the NDA or ANDA, unless otherwise specifically agreed in writing by PRAECIS. PRAECIS shall be responsible for all costs and expenses incurred in connection with such reprocessing, rework, reproduction or change unless such reprocessing, rework, reproduction or change is required solely as a result of: (a) the negligence or willful misconduct of BAXTER, its officers, directors, employees or agents; (b) breach by BAXTER of its representations, warranties, covenants or other obligations under this Agreement; or (c) failure of any BAXTER Supplied Component to conform to the relevant Component Specifications, in which case (whether (a), (b) and/or (c)) BAXTER shall be responsible for such costs and expenses.

     3.3 DRUG PRODUCT INTERMEDIATE AND PRAECIS SUPPLIED COMPONENTS DELIVERY. PRAECIS, at its expense, shall deliver or cause to be delivered to
            BAXTER: (a) a reasonably sufficient amount of Drug Product Intermediate and applicable certificate of analysis therefor and (b) all other PRAECIS Supplied Components, in each case either (i) at
            least   ***   before BAXTER's scheduled date of   ***   for the
            Product (such date provided by BAXTER to PRAECIS as set forth in
            Section 4.2) if the Drug Product Intermediate is accompanied by a
            Satellite Sample, or (ii) at least   ***   before BAXTER's scheduled
            date of   ***   for the Product if the Drug Product Intermediate is
            not accompanied by a Satellite

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

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            Sample. Drug Product Intermediate and PRAECIS Supplied Components
            shall be delivered to BAXTER DDP Bloomington, IN (INCOTERMS 2000). All PRAECIS Supplied Components shall conform in all respects to the relevant Component Specifications.

     3.4 MATERIAL SAFETY DATA SHEET. PRAECIS shall provide BAXTER a Material Safety Data Sheet for Drug Product Intermediate and for each Product. BAXTER shall immediately notify PRAECIS of any unusual health or environmental occurrence relating to Production or the Product, including, but not limited to, any claim or complaint by any employee of BAXTER or any of its Affiliates or third party that the operations of BAXTER pursuant to this Agreement have resulted in any adverse health or safety effect on an employee or third party. BAXTER agrees to advise PRAECIS immediately of any safety or toxicity problems of which it becomes aware regarding Production or the Product.

     3.5 VENDOR AND SUPPLIER AUDIT AND CERTIFICATION. BAXTER shall not use any vendor or supplier, other than the vendors and suppliers specified in the applicable Product Master Plan or Project Plan, without the prior written consent of PRAECIS. BAXTER and PRAECIS shall work together to conduct audits and PRAECIS shall approve all Product-related vendors and suppliers, at PRAECIS' expense. BAXTER shall keep PRAECIS informed of all actions taken by BAXTER in connection with any such audits and all expenses in connection with the same shall be submitted to PRAECIS for prior written approval. Upon PRAECIS' approval of such vendors and suppliers, BAXTER shall add such vendors and suppliers to BAXTER's list of audited vendors and suppliers, as specified in the Product Master Plan.

     3.6 BAXTER SUPPLIED COMPONENTS. BAXTER will purchase, at BAXTER's expense, the BAXTER Supplied Components, including without limitation all packaging materials listed in the applicable Product Master Plan and Project Plan, all primary container Components and all secondary packaging materials, required to Produce the Product in quantities sufficient to meet PRAECIS' Purchase Orders for such Product consistent with Article 4, at no additional cost to PRAECIS. All BAXTER Supplied Components shall conform in all respects to the relevant Component Specifications and BAXTER shall control and maintain inventory of all BAXTER Supplied Components. BAXTER shall not initiate any changes to any BAXTER Supplied Components without the prior written consent of PRAECIS.

     3.7 IMPORTER OF RECORD. In the event any material or equipment to be supplied by PRAECIS, including, without limitation, PRAECIS Supplied Components and Drug Product Intermediate, is imported into the United States for delivery to BAXTER ("Imported Goods"), such Imported Goods shall be imported DDP Bloomington, IN (INCOTERMS
            2000). PRAECIS shall be the "Importer of Record" of such Imported Goods. As the Importer of Record, PRAECIS shall be

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            responsible for all aspects of the Imported Goods including, without limitation: (a) customs and other regulatory clearance of Imported Goods; (b) payment of all tariffs, duties, customs, fees, expenses and charges payable in connection with the importation and delivery of the Imported Goods; and (c) keeping all records, documents, correspondence and tracking information required by applicable laws, rules and regulations arising out of or in connection with the importation or delivery of the Imported Goods.

     3.8    STORAGE.

            3.8.1 DRUG PRODUCT INTERMEDIATE AND COMPONENT STORAGE. In no event shall BAXTER be required to store more than a *** supply of Drug Product Intermediate and Components, as calculated using the Rolling Forecast, without the prior written consent of BAXTER and PRAECIS' agreement to reimburse BAXTER for all costs incurred in connection with such storage.

            3.8.2 THIRD PARTY STORAGE. BAXTER shall be permitted to store Components (but not Drug Product Intermediate or Product) in third party storage facilities approved in writing by PRAECIS; provided, however, that: (a) BAXTER shall provide PRAECIS with no less than thirty (30) days' written notice prior to storing Components at any such third party facilities, and (b) any such storage at third party facilities shall in no way release BAXTER for any liability for such stored Components and BAXTER shall remain fully liable therefor in accordance with the terms of this Agreement.

ARTICLE 4, FORECASTS, ORDERS AND CAPACITY

     4.1    FORECASTS AND COMMITMENTS.

            4.1.1   LONG RANGE FORECAST. Within   ***   from the Signing Date,
                    and prior to   ***   , 2003, and   ***   of each
                    subsequent year thereafter, PRAECIS will provide to BAXTER in writing an annual forecast for each calendar year during the remainder of the Term (up to five (5) forecasted years) of PRAECIS' estimated Purchase Order quantities of vials of Product to be Produced and delivered to PRAECIS (the "Long Range Forecast"). BAXTER specifically agrees that the Long Range Forecasts submitted by PRAECIS will be for general planning purposes only, and shall not be binding on PRAECIS or BAXTER except as provided in Section 4.1.3(c).

            4.1.2 ROLLING FORECAST. Within thirty (30) days from the Signing Date, and prior to the tenth (10th) day of each April, July, October and January thereafter, PRAECIS will provide BAXTER in writing a quarterly rolling forecast of PRAECIS' estimated Purchase Order quantities for Product

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

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                    (the "Rolling Forecast") for the following four (4) calendar quarters. BAXTER specifically agrees that the Rolling Forecasts submitted by PRAECIS will be for general planning purposes only, and shall not be binding on PRAECIS or BAXTER.

            4.1.3   PURCHASE AND SUPPLY COMMITMENTS.

                    (a) BAXTER shall supply PRAECIS with the quantity of Product ordered by PRAECIS, unless the overall quantity
                    ordered for a calendar quarter   ***   of the quantity of
                    Product forecasted in the immediately preceding Rolling Forecast for such calendar quarter, in which case BAXTER shall use all commercially reasonable efforts to supply
                    quantities   ***   of such quantity forecasted by PRAECIS
                    in the immediately preceding Rolling Forecast for such calendar quarter.

                    (b) From the Effective Date through the first anniversary of the Delivery Date of the first Batch shipped by or on behalf of PRAECIS to third parties for commercial use in the United States (the "Initial Annual Minimums Period"), PRAECIS shall order and purchase in any calendar year no less than three hundred seventy five thousand dollars ($375,000) of Product (the "Initial Annual Minimum"). The Initial Annual Minimum shall be prorated for any period covered by the Initial Annual Minimums Period that does not constitute a full calendar year. In the event PRAECIS orders and purchases less than the Initial Annual Minimum in any calendar year, then, at the end of such calendar year, BAXTER may invoice PRAECIS for the difference between the Purchase Price of Product actually ordered and purchased and the Initial Annual Minimum and PRAECIS shall pay such amount within thirty (30) days from the date of invoice.

                    (c) After the Initial Annual Minimums Period, the first calendar year of each Long Range Forecast will be used to determine the minimum quantity that PRAECIS shall purchase from BAXTER for such calendar year (the "Annual Obligation"). The Annual Obligation will be calculated as
                    ***   of the forecasted quantity for the first year of the
                    Long Range Forecast (for purposes of calculating the first such Annual Obligation, using the Long Range Forecast whose first calendar year includes the date on which the Initial Annual Minimums Period expired, and prorating such Annual Obligation based on the months remaining in such calendar year); provided, however, in no event shall the Annual Obligation be a quantity which would generate an aggregate Purchase Price of Product less than six hundred fifty thousand dollars ($650,000). The Annual Obligation shall be applicable only when BAXTER is not in breach of its obligations under this Agreement and all Firm Purchase Orders (as defined in Section 4.2)

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

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                    have been filled in accordance with the terms and conditions of this Agreement.

     4.2 PURCHASE ORDERS. In order to purchase Product under this Agreement, PRAECIS shall submit Purchase Orders to BAXTER. PRAECIS shall not, without the written consent of BAXTER, propose a Delivery Date in a
            Purchase Order earlier than   ***   from the date PRAECIS submits
            the Purchase Order; provided, however, that for Purchase Orders that PRAECIS designates are for audit dose Batches, such proposed
            Delivery Date shall not be earlier than   ***   from the date
            PRAECIS submits the Purchase Order. No later than ten (10) days after receipt by BAXTER of a Purchase Order, BAXTER shall provide a confirmation of receipt of such Purchase Order confirming the Delivery Date of the Product, BAXTER's scheduled date of filling for the Product, and the scheduled date for PRAECIS delivery of the Drug Product Intermediate for the Product ordered thereunder. Upon PRAECIS' receipt of the confirmation, such Purchase Order shall become a "Firm Purchase Order" and the Delivery Date set forth therein shall be a "Firm Delivery Date" binding upon BAXTER. In the event that PRAECIS cancels a Firm Purchase Order without BAXTER's written consent, PRAECIS shall pay the Cancellation Fees, if any, as set forth in the Product Master Plan as may be modified by each Project Plan; provided, however, that PRAECIS shall be entitled to
            postpone a Firm Delivery Date for up to   ***   without penalty upon
            written notice to BAXTER, which written notice shall not be given
            ***   prior to the scheduled date of filling for the Product (such date provided by BAXTER to PRAECIS as set forth in Section 4.2). To the extent of any conflict between Purchase Orders submitted by PRAECIS and this Agreement, this Agreement shall control.

     4.3    DELIVERY DELAYS.

            4.3.1 FAILURE TO MEET FIRM DELIVERY DATE. If BAXTER is unable to meet the Firm Delivery Date, then BAXTER shall so notify PRAECIS promptly upon becoming aware thereof and shall provide to PRAECIS an alternative delivery date which shall
                    not be more than   ***   later than the Firm Delivery Date
                    (or such later date as may be agreed by both parties); provided, however that: (a) BAXTER shall use commercially reasonable efforts to make delivery earlier than the alternative delivery date and as close as possible to the Firm Delivery Date; and (b) unless otherwise agreed by both parties, such alternative delivery date may not subsequently be extended again pursuant to this sentence. In the event that BAXTER's failure to meet the Firm Delivery Date, or any
                    alternative delivery date, is   ***   APPROXIMATELY 5 LINES
                    OMITTED   ***   , then, in addition to any other rights and
                    remedies that may be available to PRAECIS,   ***   .
                    BAXTER's failure to meet a Firm Delivery Date, or any
                    alternative delivery date,   ***   shall constitute a
                    material breach of

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                    this Agreement if such failures were   ***   APPROXIMATELY 5
                    LINES OMITTED   ***   .

            4.3.2 DELAYS IN DRUG PRODUCT INTERMEDIATE AND PRAECIS SUPPLIED COMPONENTS. BAXTER shall have no responsibility for delays in delivery of Product caused solely by delays in receipt of Drug Product Intermediate or PRAECIS Supplied Components. Notwithstanding anything in this Agreement or any Firm Purchase Order to the contrary, in the event that BAXTER receives the Drug Product Intermediate for the Production of Product from PRAECIS outside of the timeframe specified in
                    Section 3.3, BAXTER shall   ***   and BAXTER shall Produce
                    such Product as per the original schedule. BAXTER shall invoice PRAECIS for such fee and PRAECIS shall pay such fee within thirty (30) days from the date of invoice. Notwithstanding the foregoing, in the event BAXTER receives the Drug Product Intermediate for Production of Product from
                    PRAECIS less than   ***   prior to the scheduled date of
                    ***   for such Product, BAXTER may cancel Production of such
                    Product and invoice PRAECIS the Cancellation Fees as set forth in the Product Master Plan and PRAECIS shall pay such fees within thirty (30) days from the date of the invoice.

ARTICLE 5, PRICE

     5.1 PRODUCT PURCHASE PRICE. The price to be paid by PRAECIS for Product ("Purchase Price") shall initially be as set forth in the Product Master Plan, and may be adjusted as provided in Section 5.3 and modified by each Project Plan or an amendment to the Product Master Plan.

     5.2 REGULATORY SERVICES PRICE. The price to be paid by PRAECIS for regulatory services shall be set forth in the Regulatory Plan.

     5.3 PURCHASE PRICE ADJUSTMENT. Upon the first anniversary of the Effective Date and on each anniversary thereafter, the Purchase Price of the Product may be adjusted to reflect changes in the cost of materials provided by BAXTER and labor costs paid by BAXTER directly in connection with the Production of Product. BAXTER shall
            provide PRAECIS with no less than   ***   written notice of any such
            Purchase Price adjustment, which notice shall set forth the amount of such Purchase Price adjustment and the effective date of such Purchase Price adjustment. Any Purchase Price increase may not
            exceed the average percentage increase in the   ***   over the
            preceding   ***   period plus   ***   . Any change in the Purchase
            Price in accordance with the foregoing shall be effective for all such Product ordered after the effective date of the applicable Purchase Price adjustment.

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

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

ARTICLE 6, SHIPMENT AND INVOICING

     6.1 DELIVERY TERMS. All deliveries by BAXTER under this Agreement, including final Product and work-in-process during Production, shall be delivered to the location designated by PRAECIS in the Purchase Order, EXW (INCOTERMS, 2000) BAXTER's facility in Bloomington, Indiana freight collect, by a common carrier designated by PRAECIS in the Purchase Order, at PRAECIS' expense; provided, however, BAXTER shall be responsible for the loading of the Product (or work-in-process during Production) on departure and shall bear risk of loss and all costs of such loading. PRAECIS shall procure, at its cost, insurance covering damage or loss to the Product (or work-in-process during Production) during shipping.

     6.2 EXPORTER OF RECORD. PRAECIS shall be the exporter of record for any Product shipped out of the United States. PRAECIS warrants that all shipments of Product exported from the United States will be made in material compliance with all applicable United States export laws and regulations and all applicable import laws and regulations into the country of importation. PRAECIS shall be responsible for obtaining and paying for any licenses or other governmental authorization(s) necessary for exportation of Product Produced by BAXTER hereunder from the United States. PRAECIS shall select and pay the freight forwarder who shall solely be PRAECIS' agent. PRAECIS and its freight forwarder shall be solely responsible for preparing and filing the Shipper's Export Declaration and any other documentation required for the export of Product Produced by BAXTER hereunder.

     6.3 FOREIGN CORRUPT PRACTICES ACT. PRAECIS acknowledges it is not the agent of BAXTER and represents and warrants that it has not, and covenants that it will not, pay anything of value to any government employee in connection with the resale of the Product.

     6.4 INVOICING AND PAYMENT FOR PRODUCT. The following invoicing and payment terms shall apply to all Product shipped to PRAECIS in accordance with Section 6.1 hereof:

                STATUS          INVOICE DATE            PAYMENT DUE
                ------          ------------            -----------
                Production            ***             Invoice Date + 30 days

                Regulatory      As set forth in       Invoice Date + 30 days
                Services        Regulatory Plan

                Termination of        ***             Invoice Date + 30 days
                Agreement

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

     6.5 GENERAL PAYMENT TERMS. All payments to be made by one party to the other under this Agreement shall be made in U.S. Dollars by check delivered to the receiving party by overnight delivery with a reputable overnight delivery service. Any payment due under this Agreement not received within the times noted herein shall bear
            interest, compounded monthly, at the lesser of   ***   .

     6.6 DEFAULT IN PRAECIS PAYMENT OBLIGATIONS. In addition to all other remedies available to BAXTER in the event of a PRAECIS default, ***
            APPROXIMATELY 5 LINES OMITTED   ***   .

ARTICLE 7, ACCEPTANCE OF PRODUCT

     7.1    CONFORMITY REVIEW. Within   ***   (the "Document Review Period")
            from the date the Released Executed Batch Record with respect to a Batch of Product is delivered to PRAECIS, PRAECIS shall deliver to BAXTER a Quality Assurance Disposition or a written notice of nonconformance ("Notice of Nonconformance") indicating that such Batch does not conform to cGMPs, Product Specifications, Master Batch Record or BAXTER SOPs (collectively the "Product Requirements"). Notwithstanding the foregoing, in the event that upon receipt of the Released Executed Batch Record PRAECIS discovers minor issues, inconsistencies or deviations in such Released Executed Batch Record, then PRAECIS shall notify BAXTER promptly and
            BAXTER shall have   ***   from the date of notification to address
            and correct such minor issues, inconsistencies or deviations and resubmit the Released Executed Batch Record to PRAECIS. Upon receipt of the resubmitted Released Executed Batch Record, PRAECIS shall
            have   ***   to: (a) issue a Quality Assurance Disposition; (b)
            issue a Notice of Nonconformance; or (c) extend the time period for correction of the outstanding issues, not to exceed an additional
            ***   unless otherwise agreed to by the parties.

     7.2 NOTICE OF NONCONFORMANCE. If PRAECIS delivers a Notice of Nonconformance to BAXTER indicating that a Batch does not conform to the Product Requirements, then BAXTER will investigate such alleged non-conformity, and: (a) if BAXTER agrees such Batch is non-conforming, deliver to PRAECIS a corrective action plan within
            ***   after receipt of PRAECIS' Notice of Nonconformance, or such additional time as is reasonably required if such investigation or plan requires data from sources other than PRAECIS or BAXTER; or (b) if BAXTER disagrees with PRAECIS' determination that the Batch is non-conforming, then BAXTER shall so notify PRAECIS by telephone
            within the   ***   period and confirm such notice in writing by
            overnight delivery.

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

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

     7.3    REMEDIES FOR NON-CONFORMING PRODUCT.

            7.3.1   RESOLUTION OF DISPUTES. If the parties dispute whether a
                    Batch is conforming or non-conforming,   ***   , then
                    samples or documents from the Batch will be submitted to a mutually acceptable third party laboratory or consultant for resolution, whose determination of conformity or non-conformity, and the cause thereof, shall be binding upon the parties. The non-prevailing party shall bear the costs of such laboratory or consultant.

            7.3.2 REPLACEMENT PRODUCT. In the event BAXTER agrees that the Batch is non-conforming or the laboratory or consultant determines that the Batch is non-conforming pursuant to
                    Section 7.3.1, BAXTER shall replace such non-conforming
                    Batch within the later of: (a)   ***   from receipt of
                    replacement Drug Product Intermediate from PRAECIS, or (b)
                    ***   from the date of determination by the laboratory or
                    consultant of non-conformity or agreement by BAXTER of such non-conformity, and such replaced Batch again shall be subject to the acceptance procedures of this Article 7.

            7.3.3 PRAECIS COSTS FOR REPLACEMENT PRODUCT. PRAECIS shall pay for all Product, including replacement Product and the cost of Drug Product Intermediate therefor, except as specifically set forth in Section 7.3.4.

            7.3.4 BAXTER COSTS FOR REPLACEMENT PRODUCT. In the event BAXTER agrees, or the laboratory or consultant determines, that a
                    Batch is non-conforming,   ***   as a result of:   ***
                    APPROXIMATELY 4 LINES OMITTED   ***   , then BAXTER shall
                    incur the cost of Production of the replacement Batch, shall reimburse PRAECIS for its actual cost of the Drug Product Intermediate for the replacement Batch which cost shall not exceed the amount set forth in the Product Master Plan, and shall reimburse PRAECIS for its actual cost of the PRAECIS Supplied Components for the replacement Batch, as specified in the Product Master Plan.

            7.3.5 SOLE REMEDIES AND LIMITATION OF LIABILITY. Except as provided in Section 7.4, Section 9.4 and Section 14.2, this
                    Section 7.3 sets forth BAXTER's entire liability and PRAECIS' sole and exclusive remedies for delivery of non-conforming Product.

     7.4    DRUG PRODUCT INTERMEDIATE YIELD ACCOUNTABILITY.

            7.4.1 GUARANTEED YIELD The Purchase Price is based upon a guaranteed yield, expressed as a percentage, of conforming vials of Product in each Batch (the "Guaranteed Yield").
                    Starting on the date of the   ***   of commercial Product to
                    PRAECIS (not including process validation

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                    Batches), within   ***   after the end of each   ***
                    period thereafter BAXTER shall provide PRAECIS with a written report showing the actual yield of conforming vials
                    of Product in each Batch during such   ***   period (the
                    "Yield") calculated as set forth in the Product Master Plan. If the average Yield, expressed as a percentage, for all
                    such Batches during such   ***   period (the "Average
                    Yield") is less than the Guaranteed Yield (as determined pursuant to Section 7.4.2), then BAXTER shall credit PRAECIS with a dollar amount equal to the product of: (a) the cost
                    to PRAECIS of the Drug Product Intermediate contained   ***
                    in the Batch, multiplied by (b) the difference between the Guaranteed Yield and the Average Yield, expressed as a percentage, multiplied by (c) the number of vials filled in connection with such Batches, calculated as specified in the Product Master Plan; provided, however, that such dollar amount shall not exceed the amount set forth in the Product Master Plan. BAXTER at all times shall endeavor in good faith to achieve the highest practical Yield on all Batches.

            7.4.2   SETTING THE GUARANTEED YIELD. The Guaranteed Yield for the
                    first   ***   Batches (not including process validation
                    Batches) (the "Initial Guaranteed Yield") shall be the average yield of conforming vials in the process validation Batches, which shall be agreed in writing by the parties no
                    later than the date of the   ***   non-process validation
                    shipment of commercial Product to PRAECIS and shall remain
                    in effect through the   ***   Batch (not including process
                    validation Batches). The Guaranteed Yield for the   ***
                    commercial Batch (not including process validation Batches) and subsequent Batches shall be the average yield of
                    conforming vials in the first   ***   Batches (not including
                    process validation Batches) which shall be agreed in writing by the parties no later than the date of shipment of such Batch to PRAECIS and shall remain in effect through the *** period following the shipment of such Batch. At the end of
                    such   ***   period, and every subsequent   ***   period
                    thereafter, BAXTER and PRAECIS shall review the Average Yield for all Batches of such Product accepted by PRAECIS
                    during such   ***   period. If such Average Yield has been
                    consistently higher or lower than the Guaranteed Yield during the course of such period, then the Guaranteed Yield may be revised by the mutual agreement of the parties in writing. In addition, the Guaranteed Yield may be revised by mutual agreement of the parties in writing whenever significant changes are made to the Production process.

     7.5 NON-CONFORMING DRUG PRODUCT INTERMEDIATE. If Product is rejected by PRAECIS and such Product's failure to meet the Product Requirements is determined in accordance with Section 7.3.1 to be the result of the failure at the time delivered to BAXTER of Drug Product Intermediate to meet the Component

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

            Specifications for such Drug Product Intermediate, then PRAECIS shall be solely responsible for such non-conformity and such non-conformity shall not be deemed to be non-conforming solely as a result of the negligence or willful misconduct of BAXTER.

     7.6 PRODUCT COMPLAINTS. PRAECIS will promptly notify BAXTER of any Product complaints received by PRAECIS which may be related to Production by BAXTER and will supply to BAXTER any samples of Product which are the subject of such complaint. BAXTER will notify PRAECIS promptly of any Product complaints received by BAXTER which relate to the Product or the Production. Each party shall provide reasonable details of the complaint along with the notification. Upon BAXTER's receipt of any such notification from PRAECIS, BAXTER promptly shall investigate the complaint and shall provide PRAECIS with a written report of such investigation, including a review of the BAXTER SOPs related to such complaint, within thirty (30) calendar days of BAXTER's receipt of PRAECIS' written notification unless additional time is required for investigation. In the event that the parties dispute the cause of or corrective action plan required to address the complaint, the matter shall be handled in accordance with Section 7.3.1.

ARTICLE 8, TERM AND TERMINATION

     8.1    TERM AND EXTENSIONS.

            8.1.1 INITIAL TERM. This Agreement shall be effective as of the Effective Date and shall continue for sixty (60) months thereafter (the "Initial Term"), unless earlier terminated at any time by: (a) mutual agreement of the parties hereto,
                    (b) PRAECIS after giving at least   ***   prior written
                    notice to BAXTER, or (c) otherwise in accordance with the terms of this Agreement.

            8.1.2   EXTENSIONS. This Agreement will be renewed automatically for
                    ***   periods commencing, respectively, at the expiration of
                    the Initial Term (in the case of extension for such *** ) and at the expiration of such first extension (in the case
                    of extension for   ***   ), unless PRAECIS terminates the
                    Agreement by giving written notice to BAXTER at least   ***
                    prior to the expiration of the Initial Term or of the first such extension, as applicable.

            8.1.3 DEFINITION OF TERM. The Initial Term, as it may be extended pursuant to this Section 8.1, or earlier terminated whether before or after any such extension, is referred to herein as the "Term."

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

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

     8.2 TERMINATION FOR BREACH. Either party may terminate this Agreement upon the material breach of any provision of this Agreement by the
            other party, effective   ***   after notice of termination is given
            if such breach is not cured by the breaching party within such   ***
            period, in the case of payment defaults, and effective   ***   after
            notice of termination is given if such breach is not cured by the
            breaching party within such   ***   period (or such additional
            period as the non-breaching party may reasonably provide if the
            breaching party has commenced a cure within the   ***   period and
            is actively pursuing completion of such cure) for non-monetary defaults. At the option of the non-breaching party, such termination may be with respect to the entire Agreement, or only with respect to the Product that is the subject of the breach.

     8.3 TERMINATION FOR FINANCIAL MATTERS. This Agreement may be terminated immediately by either party by giving the other party written notice thereof in the event such other party makes a general assignment for the benefit of its creditors, or proceedings of a case are commenced in any court of competent jurisdiction by or against such party seeking: (a) such party's reorganization, liquidation, dissolution, arrangement or winding up, or the composition or readjustment of its debts; (b) the appointment of a receiver or trustee for or over such party's property; or (c) similar relief in respect of such party under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debt, and (in the case of
            (a), (b) or (c)) such proceedings shall continue undismissed, or an order for relief with respect to the foregoing shall be entered and
            continue unstayed, for a period of more than   ***   .

     8.4 NON-CANCELABLE COSTS AND EXPENSES. Upon termination of this Agreement in its entirety in accordance with its terms for any reason, BAXTER immediately shall cease all work under this Agreement, any Product Master Plan, Project Plans and Regulatory Plans (other than work-in-process at the time notice of termination is given, which shall be completed, tested and delivered in accordance with this Agreement) and shall pay to PRAECIS any credits due PRAECIS under Section 7.4.1 and any other amounts due to PRAECIS hereunder, reduced by any amounts due to BAXTER hereunder. In the event of the termination of this Agreement in accordance with its terms, except by PRAECIS pursuant to Section 8.2, Section 8.3 or
            Article 19, PRAECIS shall: (a) reimburse BAXTER for all BAXTER Supplied Components ordered prior to notice of termination pursuant to a Product Master Plan and not cancelable at no cost to BAXTER; and (b) pay BAXTER the Cancellation Fees as set forth in the Product Master Plan, if any, as may be modified by each Project Plan. In addition, in the event of termination of this Agreement in accordance with its terms for any reason, PRAECIS shall pay prices described in Article 5 for: (i) all work-in-process commenced by BAXTER pursuant to a Purchase Order prior to notice of termination, and (ii) all final Product Produced in accordance with a Purchase Order prior to notice of termination. Subject at all times to
            Article 7, BAXTER shall ship to PRAECIS

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

            pursuant to Section 6.1 all BAXTER Supplied Components for which PRAECIS is liable for payment under this Section 8.4, all work-in-process and all final Product, as applicable. PRAECIS shall make payment for all expenses described in this Section 8.4 within thirty (30) calendar days from the invoice date therefor; which invoice shall be generated upon shipment of such material to PRAECIS.

     8.5 TERMINATION DAMAGES. In addition to the costs and expenses payable pursuant to Section 8.4, in the event of termination of this Agreement in accordance with its terms, except by PRAECIS: (a) pursuant to Section 8.2; or (b) pursuant to Sections 8.1.2, 8.3,
            9.9.2, 9.10 or Article 19, then PRAECIS shall pay BAXTER:   ***
            the difference between the Purchase Price of Product actually ordered and purchased by PRAECIS in the calendar year in which termination occurs and the Purchase Price of the Annual Obligation
            in such calendar year   ***   APPROXIMATELY 3 LINES OMITTED   ***  .

     8.6 EFFECT OF EXPIRATION OR TERMINATION; SURVIVAL. Upon expiration or termination of this Agreement in its entirety in accordance with its terms, this Agreement shall immediately be without further force or effect, provided that termination, expiration, cancellation or abandonment of this Agreement through any means or for any reason shall be without prejudice to the rights and remedies of either party with respect to any antecedent breach of any of the provisions of this Agreement, and, subject to Section 13.1, expiration or termination of this Agreement for any reason shall not relieve any party of any obligations accruing hereunder prior to such expiration or termination. The provisions of Articles 11, 12, 13, 14, 15, 16, 17, 18, 28 and 29 hereof, together with Sections 8.4, 8.5, 8.6, 9.2.6, 9.2.7, 9.11.1 and 9.11.4, shall survive expiration or termination of this Agreement, except that the representations set forth in Sections 12.2 and 12.4 shall survive only until the one (1) year anniversary of the expiration or termination date of this Agreement.

ARTICLE 9, PRODUCTION OF PRODUCT

     9.1 PRODUCTION. BAXTER shall Produce each Presentation of Product in accordance with the Product Requirements, the Product Master Plan and the Project Plan, as well as in accordance with cGMP or any other applicable local, state, federal or foreign laws or regulations as set forth in Product Master Plan as may be modified by each Project Plan. Subject to compliance with reasonable rules and regulations of BAXTER, PRAECIS shall have the right to be present during Production. Production deviations and investigations which occur during Production of Product that do not cause the Production to be non-compliant with cGMP shall not be deemed to cause such Product to be non-conforming.

     9.2    INSPECTIONS AND AUDITS.

            9.2.1 RIGHT TO INSPECT AND AUDIT. PRAECIS and its third party designees, provided such designees are subject to confidentiality agreements with

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

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                    BAXTER, shall have the right to inspect and audit BAXTER's facilities to determine compliance with: (a) cGMP; and (b) applicable local state, federal and foreign laws, regulations and rules. Such inspections and audits shall be scheduled at mutually agreeable times upon reasonable advance written notice to BAXTER, shall be at PRAECIS'
                    expense, and shall not occur more than   ***   per calendar
                    year unless: (i) PRAECIS reasonably believes that Product is not being Produced in accordance with the Master Batch Record, the Product Master Plan, the Regulatory Plan, the
                    Project Plans or cGMPs; or (ii)   ***   APPROXIMATELY 3
                    LINES OMITTED   ***   .

            9.2.2 COSTS OF INSPECTIONS AND AUDITS. Except for the annual audits noted above and any other inspection and audit conducted pursuant to the last sentence of Section 9.2.1, if PRAECIS requests additional audits, then PRAECIS will incur fees as reasonably determined by BAXTER to cover BAXTER's direct costs resulting therefrom. BAXTER shall invoice PRAECIS for such fees, including documentation supporting such fees together with such invoice, and PRAECIS shall pay such fees within thirty (30) calendar days from the date of invoice.

            9.2.3 SAMPLE TESTING. In order to ascertain compliance by BAXTER with the quality requirements contained in this Agreement, PRAECIS and its third party designees also shall have the right to request BAXTER to, and upon such request BAXTER shall, sample raw materials for PRAECIS' evaluation, and PRAECIS and its designees shall be entitled to observe such sampling according to a mutually-agreed schedule.

            9.2.4 COMPLIANCE WITH RULES. In connection with performing such inspections and audits, PRAECIS and its third party designees shall comply with all reasonable rules and regulations promulgated by BAXTER and generally applicable to all BAXTER customers and made known to PRAECIS reasonably in advance of an inspection or audit. All information disclosed or reviewed in such inspections and audits shall be treated in accordance with Article 18 hereof.

            9.2.5   REPORT FINDINGS. PRAECIS may provide BAXTER with a written
                    report summarizing its findings within   ***   after the
                    conclusion of an inspection or audit. If such a report is provided by PRAECIS, BAXTER shall provide PRAECIS with a
                    written response to such report within   ***   after its
                    receipt thereof. Such response shall include a plan for corrective action designed to address reasonable concerns and shortcomings documented in the audit report.

            9.2.6 RETENTION OF RECORDS. BAXTER shall maintain, at its own expense, records relating to the Production in accordance with cGMP (and other

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

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                    regulatory requirements) and shall retain such records for
                    not less than   ***   beyond the expiration date of the
                    relevant Product and thereafter such records will be transferred to PRAECIS at PRAECIS' prior request and expense or such records will be disposed; provided, however, that BAXTER will notify PRAECIS prior to any such disposal. PRAECIS shall be entitled to inspect such records at its own expense and at such times and intervals as PRAECIS shall reasonably request upon prior written notice to BAXTER pursuant to PRAECIS' audit rights under this Article 9.

            9.2.7 RETENTION SAMPLES. BAXTER shall collect and maintain, at its own expense, appropriate cGMP-compliant Product samples for retention throughout the earlier of the Term of this
                    Agreement or   ***   beyond the expiration date of the
                    relevant Product and thereafter such samples will be transferred to PRAECIS at PRAECIS' prior request and expense or such samples will be disposed; provided, however, that BAXTER will notify PRAECIS prior to any such disposal. The
                    samples shall include   ***   the quantity of Product
                    necessary for all tests required to meet the specifications for BAXTER Quality Assurance Release, with the exception of sterility and pyrogen testing.

     9.3 TESTING. BAXTER shall test, or cause to be tested by third party testing facilities audited by BAXTER, in accordance with the Testing Standards and Procedures, each Batch of Product Produced pursuant to this Agreement before delivery to PRAECIS to test conformity of the Batch with the requirements as contained in the Product Master Plan, Project Plan, Regulatory Plan and Product Specifications. A certificate of analysis for each Batch Produced and delivered to PRAECIS shall set forth the items tested by BAXTER, specifications and test results. BAXTER shall send, or cause to be sent, to PRAECIS such certificates along with one (1) copy of the Released Executed Batch Record as soon as such documents are prepared and BAXTER shall use commercially reasonable efforts to send such documents no later
            than   ***   from the date of   ***   for a Batch, unless: (a) any
            such Batch requires investigation pursuant to Section 7.2, in which case BAXTER shall send such documents promptly following such investigation; or (b) such Batch is designated by PRAECIS in a
            Purchase Order as   ***   , in which case BAXTER shall use
            commercially reasonable efforts to send such documents no later than
            ***   from the date of   ***   for such Batch. In no event shall the
            Released Executed Batch Record be sent to PRAECIS later than *** from the date of the BAXTER Quality Assurance Release of such Batch.

     9.4 STERILITY TESTING. BAXTER shall conduct sterility testing of the Product in accordance with the Testing Standards and Procedures to determine if the Product is sterile in accordance with the relevant Regulatory Authority guidelines. Following such testing, BAXTER shall review: (a) the sterility test results in

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

            accordance with the relevant BAXTER SOPs, and (b) the Certificate of Irradiation as prepared by the third party irradiator chosen by PRAECIS. The sterility test results will be included in the BAXTER certificate of analysis delivered to PRAECIS by BAXTER as part of the Released Executed Batch Record for such Batch. In the event that the results of the sterility testing show that the Product is not sterile, BAXTER promptly will conduct an investigation and provide PRAECIS a written report of such investigation, including a review of the Testing Standards and Procedures and any relevant BAXTER SOPs. In the event that the investigation determines that the sterility testing was not performed accurately or in accordance with the Testing Standards and Procedures or any relevant BAXTER SOP, then BAXTER shall again conduct the sterility testing of the Product at no cost to PRAECIS until performed accurately and in accordance with the Testing Standards and Procedures and all relevant BAXTER
            SOPs and resubmit the results to PRAECIS.   ***   APPROXIMATELY 7
            LINES OMITTED   ***   .

     9.5 STABILITY TESTING. The stability protocol for Product Produced hereunder must comply with the applicable NDA, ICH Guidelines and BAXTER SOPs. At PRAECIS' cost and expense, PRAECIS or a party selected by PRAECIS (which may be BAXTER) shall perform the stability testing on Production Batches of Product as set forth in the NDA. If performed by BAXTER, such stability testing shall be performed in accordance with the procedures set out in the Product-specific BAXTER SOPs for the stability protocol and the relevant Project Plan and at the price set forth in such Project Plan.

     9.6 PERMITS AND LICENSES. PRAECIS shall have sole responsibility, at its expense, for obtaining all permits, licenses and other authorizations necessary or required for the sale, marketing and commercialization of each Presentation of Product Produced by BAXTER hereunder. BAXTER shall have sole responsibility, at its expense, to obtain and maintain all permits, licenses and other authorizations required for it to carry out its development, regulatory and Production obligations hereunder in respect of each Presentation of Product Produced hereunder.

     9.7 REGULATORY REQUIREMENTS. Each party shall notify the other promptly of new regulatory requirements of which it becomes aware which are relevant to the Production of a Product under this Agreement and which are required by the FDA, any other applicable Regulatory Authority or other applicable laws or governmental regulations, and shall confer with each other with respect to the best means to comply with such requirements.

     9.8 DRUG MASTER FILE. BAXTER shall: (a) file the appropriate Drug Master File ("DMF") and related reference applications for its Production of each Product hereunder in accordance with 21 CFR 314.420, as may be amended from time to time, at BAXTER's expense; and (b) update the appropriate DMF to include all Product and Production-related manufacturing information prior to the submission

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

            by PRAECIS of the NDA for the Product and thereafter on an annual basis during the Term hereof.

     9.9    CHANGES IN MANUFACTURING.

            9.9.1   CHANGES TO MASTER BATCH RECORDS AND PRODUCT SPECIFICATIONS.
                    PRAECIS agrees to inform BAXTER within   ***   of the result
                    of any regulatory development or any additions or changes that materially affect the Production of or Presentation for
                    Product. BAXTER agrees to inform PRAECIS within   ***   of
                    the result of any regulatory development or any additions or changes to BAXTER SOPs that materially affect the Production or Presentation of a Product. Each party shall notify the other of any proposed changes to Master Batch Records, Product Specifications or other Production changes with respect to a Product prior to the Production of subsequent Batches of such Product and shall require written approval from the other prior to implementation of any such changes.

            9.9.2 PRODUCT-SPECIFIC CHANGES. If, after the Effective Date, either party determines that facility, equipment, process or system changes are required as a result of changes in requirements set forth by the FDA or any other Regulatory Authority, and such regulatory changes apply primarily to the Production and supply of one or more Products, then PRAECIS and BAXTER jointly will review and discuss such requirements. If the parties agree in writing that such changes are mandated by the change in Regulatory Authority requirements, then PRAECIS shall have the option to: (a)
                    ***   of the reasonable costs of those changes that apply
                    primarily to the Production and supply of one or more Products; or (b) terminate this Agreement, in whole, or in
                    part as it relates to the applicable Product, upon   ***
                    written notice to BAXTER.

     9.10 EQUIPMENT EXPENSES. If BAXTER is required to obtain specialized equipment in order to Produce Product for PRAECIS, then the costs of such equipment and all spare parts and replacement parts shall be paid by PRAECIS. BAXTER shall advise PRAECIS of the specialized equipment required and the estimated costs associated with the purchase and installation of such equipment prior to any such equipment purchase. If PRAECIS, in its sole discretion, determines that it does not desire to pay the costs for such equipment, then PRAECIS shall have the right to terminate this Agreement only with respect to such Product for which such equipment is required, upon
            ***   prior written notice to BAXTER. PRAECIS shall be invoiced for all approved equipment and spare part costs after installation and acceptance of such equipment by BAXTER, and PRAECIS shall make payments promptly thereafter.

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

     9.11   OWNERSHIP OF EQUIPMENT.

            9.11.1 SOLE OWNERSHIP. PRAECIS shall retain sole ownership of, and title to, any and all equipment purchased by PRAECIS on, before or after the date hereof for use in the Production, or for which BAXTER is reimbursed by PRAECIS pursuant to
                    Section 9.10, (collectively, the "Equipment") and BAXTER shall store, label or otherwise mark any such Equipment maintained at its facilities in a manner that facilitates the identification of such Equipment. BAXTER shall be solely responsible for the security of all Equipment. BAXTER and PRAECIS shall enter into maintenance contracts with third parties for the upkeep and maintenance of the Equipment. Throughout the Term, PRAECIS shall be responsible for the payment of all maintenance fees under such third party maintenance contracts and BAXTER shall include all Equipment in BAXTER's standard equipment preventative maintenance programs and shall be responsible to notify the third party maintenance providers promptly of any maintenance or preventive maintenance services to be performed under such contracts and to otherwise provide the third party maintenance providers with all notices and information in respect of the maintenance services to be provided under such maintenance contracts.

            9.11.2 LEASE OF EQUIPMENT. Effective as of the date any Equipment is delivered to BAXTER's facility, PRAECIS hereby leases any such Equipment to BAXTER solely for use in connection with the Production of Product hereunder, unless PRAECIS shall otherwise agree in writing. Following receipt of such Equipment by BAXTER, BAXTER agrees to cooperate with PRAECIS in the execution and filing of a precautionary financing statement (substituting PRAECIS, as lessor, for creditor and BAXTER, as lessee, for debtor) in accordance with Article 9 of the Uniform Commercial Code. Such financing statement shall specifically describe the Equipment and shall otherwise be in a standard and customary form as agreed to by BAXTER and PRAECIS. PRAECIS shall deliver a termination statement to BAXTER at or prior to removal of the Equipment from BAXTER's premises or at or prior to BAXTER's purchase of such Equipment as provided herein.

            9.11.3 EQUIPMENT INSURANCE. PRAECIS shall procure and maintain, at its expense, from, with respect to the Equipment described in Section 9.10, the delivery date, and, with respect to Equipment delivered prior to the date hereof, the date hereof, through either the date such Equipment is removed from BAXTER's facility by PRAECIS or the consummation of the purchase of such Equipment by BAXTER pursuant to Section 9.11.4, insurance covering the Equipment of not less than two and one half million dollars ($2,500,000) for all such Equipment. Upon the written request of BAXTER, PRAECIS promptly shall deliver to BAXTER a certificate of insurance evidencing the insurance required hereunder. If PRAECIS fails to furnish such certificate within fifteen (15) calendar days after BAXTER's written request, BAXTER, at its option, may obtain the PRAECIS insurance and PRAECIS shall promptly reimburse BAXTER for the direct cost of the same. Any deductible shall be the sole responsibility of PRAECIS.

            9.11.4 REMOVAL OF EQUIPMENT. Within thirty (30) days from the date of termination or expiration of this Agreement, PRAECIS, at its option, shall either: (a) remove the Equipment from BAXTER's facility at PRAECIS' expense; or (b) offer to sell such Equipment (in whole or in part), in writing, to BAXTER at a purchase price equal to the fair market value of such Equipment; provided, that in no case shall the fair market value of such Equipment be less than the then current book value of such Equipment, calculating depreciation of such Equipment in accordance with United States generally accepted accounting principals. If PRAECIS offers to sell such Equipment to BAXTER pursuant to the preceding sentence, BAXTER must deliver its acceptance of such offer, in writing, to PRAECIS within ten (10) days after receipt of such offer. If the purchase and sale of such Equipment is not completed within thirty (30) days after PRAECIS' receipt of such acceptance, PRAECIS' obligation to sell, and BAXTER's obligation to purchase, such Equipment shall be null and void, unless the parties otherwise agree in writing. In the event PRAECIS offers to sell the Equipment to BAXTER and BAXTER declines or otherwise fails to purchase such Equipment, PRAECIS shall submit to BAXTER a written plan to remove such Equipment from BAXTER's facility no later than thirty (30) days following the date that BAXTER so declines or fails to purchase such Equipment and shall complete removal of such Equipment from BAXTER's facility no later than sixty (60) days following the date that BAXTER so declines or fails to purchase such Equipment.

     9.12 ANNUAL PRODUCT REVIEW. BAXTER shall conduct an annual review of the commercial services performed by BAXTER under this Agreement which review shall include, but not be limited to, tracking and trending of all Batch records, stability and Production data. BAXTER and PRAECIS will determine, via a protocol, a mutually agreed upon date for completion of the review each year. BAXTER shall provide to PRAECIS a written report containing the results of such annual review according to the time line established in the protocol.

ARTICLE 10, REGULATORY

     10.1 REGULATORY APPROVALS. PRAECIS will diligently pursue Regulatory Approval of marketing licenses for each Product Produced by BAXTER hereunder. PRAECIS will advise BAXTER of document requirements in support of NDA and/or ANDA and similar applications required of foreign governments and agencies including amendments, license applications, supplements and maintenance of such. BAXTER will provide documents and assist PRAECIS in preparation of submissions to Regulatory Authorities (both U.S. and foreign) designated by PRAECIS in support of PRAECIS' NDAs, ANDAs, similar applications required by foreign governments and licenses. All regulatory submission preparation and maintenance to be performed by BAXTER for PRAECIS shall be specified in the Regulatory Plan. Prior to submission to the Regulatory Authority, PRAECIS will provide BAXTER with a copy of the CMC section of any NDA or ANDA for review and comment. A final copy of the CMC section will be provided by PRAECIS
            to BAXTER upon submission to the Regulatory Authority. Within   ***
            of Regulatory Approval, PRAECIS will notify BAXTER of such approval and the anticipated date of Product launch to the market.

     10.2 REGULATORY AUTHORITY INSPECTIONS. At PRAECIS' request, BAXTER will authorize Regulatory Authorities to review any of PRAECIS' applications on PRAECIS' behalf. BAXTER will notify PRAECIS within
            ***   of all contacts with Regulatory Authorities (both written and verbal) related to each Product. BAXTER shall permit PRAECIS to be on site at the BAXTER facility during any such inspection that directly affects the Production of Product. BAXTER shall inform PRAECIS of the result of any regulatory inspection that directly or indirectly affects the Production of a Product, including without limitation any notice of inspection, notice of violation or other similar notice received by BAXTER affecting Production, testing, storage or handling of a Product. In the event of an FDA inspection which directly involves the Production of a Product, PRAECIS shall be immediately informed by BAXTER of the issuance of the Notice of Inspection (FDA Form 482) and provided a copy thereof. In the event that there are Inspectional Observations (FDA Form 483) resulting from an inspection that directly involves the Product, PRAECIS shall be informed immediately by BAXTER and provided a copy thereof as promptly as possible. BAXTER shall provide PRAECIS the opportunity to participate in the preparation of BAXTER's responses to any Regulatory Authority directly concerning Production of Product; provided, however, that BAXTER shall have final authority as to the content of any such responses. In addition, BAXTER shall supply PRAECIS with any manufacturing, testing or in-process control data
            within   ***   , if requested as the result of a regulatory
            inspection, an annual audit by PRAECIS or a potential regulatory exposure such as a recall or significant complaint relating to the Product or the Production services.

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

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ARTICLE 11, TRADEMARKS

     11.1 LIMITED LICENSE. During the Term of this Agreement, PRAECIS grants to BAXTER a non-exclusive, royalty free license, without the right to sublicense, to display the PRAECIS Trademarks for the sole purpose of allowing BAXTER to fulfill its express Production responsibilities under this Agreement in accordance with the relevant Master Batch Record and subject at all times to the trademark usage standards and policies provided by PRAECIS to BAXTER from time to time. Except as expressly provided in Section 21.1, such license shall not be assignable or transferable in whole or in part.

     11.2 USE OF TRADEMARKS. PRAECIS may at any time, in PRAECIS' sole and absolute discretion, and at PRAECIS' expense, require that BAXTER modify the display of the PRAECIS Trademarks, or substitute an alternative mark for any PRAECIS Trademark, and BAXTER shall comply with such requirement promptly. Title to and ownership of the PRAECIS Trademarks at all times shall remain with PRAECIS. All uses of the PRAECIS Trademarks will inure solely to PRAECIS and BAXTER hereby irrevocably assigns to PRAECIS all such right, title and interest, together with any goodwill or other benefits, if any, in any of the PRAECIS Trademarks accruing from BAXTER's use of the PRAECIS Trademarks hereunder. At no time during or after the Term of this Agreement shall BAXTER attempt to register or cause to be registered PRAECIS Trademarks or any trademarks, service marks or trade names confusingly similar to those of PRAECIS. BAXTER shall not form and use for itself any combination marks with the PRAECIS Trademarks.

     11.3 ENFORCEMENT OF TRADEMARKS. PRAECIS shall be solely responsible for selecting, registering and enforcing the PRAECIS Trademarks used to identify the Product (it being understood that PRAECIS shall determine in which jurisdictions such registration and/or enforcement is appropriate) and, except as set forth in Section 11.1, BAXTER shall have no right, title or interest in or to PRAECIS Trademarks.

ARTICLE 12, REPRESENTATIONS, WARRANTIES AND COVENANTS

     12.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each party hereby represents and warrants to the other party that: (a) the person executing this Agreement is authorized to execute this Agreement on its behalf; (b) this Agreement is the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforcement may be limited by: (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar local, state, federal or foreign laws, rules or regulations now or hereinafter in effect relating to or affecting creditors' rights generally; and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and (c) the execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which such party is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it, wherein such violation would have a material effect on the performance by such party of its obligations hereunder.

     12.2 BAXTER REPRESENTATIONS, WARRANTIES AND COVENANTS. BAXTER represents, warrants and covenants that each Presentation of Product shall be Produced in accordance with the Master Batch Record, the Product Master Plan and the Project Plan, as well as in accordance with cGMPs. BAXTER represents and warrants that it has obtained (or will obtain prior to Producing Product), and covenants that it will remain in compliance with, during the Term of this Agreement, all permits, licenses and other authorizations (the "Permits") which are required under local, state, federal and foreign laws, rules and regulations applicable to the Production of Product as specified in Product Master Plan as may be modified by each Project Plan or Regulatory Plan; provided, however, BAXTER shall have no obligation to obtain Permits relating to the sale, marketing, distribution or use of Drug Product Intermediate or Product or with respect to the labeling of Product. BAXTER represents, warrants and covenants that BAXTER shall secure, store and handle all Drug Product Intermediate, PRAECIS Supplied Components and Product in accordance with industry standards. BAXTER makes no representation or warranty with respect to the sale, marketing, distribution or use of the Drug Product Intermediate or as to printed materials supplied by PRAECIS or its consignee. BAXTER further represents and warrants to PRAECIS that there have been no claims asserted or threatened against BAXTER that any BAXTER Supplied Components infringe upon any issued patent, trademark, copyright or other intellectual property or proprietary rights of any third party.

     12.3 DISCLAIMER OF WARRANTIES. Except for those warranties set forth in Sections 12.1 and 12.2, BAXTER makes no warranties, written, oral, express or implied, with respect to Product or the Production of Product. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT ARE HEREBY DISCLAIMED BY BAXTER. NO WARRANTIES OF BAXTER MAY BE CHANGED BY ANY REPRESENTATIVES OF BAXTER UNLESS EVIDENCED IN AN AMENDMENT TO THIS AGREEMENT IN ACCORDANCE WITH ARTICLE 26. PRAECIS ACCEPTS PRODUCT SUBJECT TO THE TERMS HEREOF.

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

     12.4 PRAECIS REPRESENTATIONS AND WARRANTIES. PRAECIS represents and warrants that: (a) it has the right to give BAXTER any information provided by PRAECIS hereunder, and that BAXTER has the right to use such information for the Production of Product as specified hereunder; and (b) PRAECIS has no knowledge of any: (i) patents or other intellectual rights that would be infringed by BAXTER's Production of Product under this Agreement, or (ii) proprietary rights of third parties which would be violated by BAXTER's performance hereunder. PRAECIS further represents and warrants that the Drug Product Intermediate provided to BAXTER hereunder: (1) will conform to the Component Specifications for Drug Product Intermediate, and (2) will not be adulterated or misbranded within the meaning of the FD&C Act.

ARTICLE 13, LIMITATION OF LIABILITY AND WAIVER OF SUBROGATION

     13.1 LIMITATION OF LIABILITY. Neither party hereto shall be liable for loss of use or profits or other collateral, special or consequential
            damages, losses, or expenses,   ***   , except as specifically set
            forth in Article 16 or in Sections 14.1 and 14.2, in connection with or by reason of the Production and delivery of Product under this Agreement whether such claims are founded in tort or contract. All claims by either party for breach or default under this Agreement shall be brought within three (3) years after the cause of action accrued or shall be deemed waived.

     13.2 WAIVER OF SUBROGATION. All BAXTER Supplied Components and equipment used by BAXTER in the Production of Product, other than the Equipment described in Section 9.11.1 (collectively, "BAXTER Property") shall at all times remain the property of BAXTER and BAXTER assumes risk of loss for such property when at a BAXTER facility (including the facility of a BAXTER agent or subcontractor) until delivery of Product (or work-in-process during Production) to a common carrier as specified in Section 6.1. BAXTER hereby waives any and all rights of recovery against PRAECIS and its Affiliates, and against any of their respective directors, officers, employees, agents or representatives, for any loss or damage to BAXTER Property to the extent the loss or damage is covered by insurance carried by BAXTER (whether or not such insurance is described in this Agreement). Except as otherwise expressly provided in this Agreement, PRAECIS assumes all risk of loss for all Equipment described in Section 9.11.1, PRAECIS Supplied Components, Drug Product Intermediate supplied by PRAECIS, and Product (collectively, "PRAECIS Property"). PRAECIS hereby waives any and all rights of recovery against BAXTER and its Affiliates, and against any of their respective directors, officers, employees, agents or representatives, for any loss or damage to the PRAECIS Property to the extent the loss or damage (i) is not expressly assumed by BAXTER under this Agreement and (ii) is covered by insurance carried by PRAECIS (whether or not such insurance is described in this Agreement).

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

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ARTICLE 14, INDEMNIFICATION

     14.1 PRAECIS INDEMNIFICATION. PRAECIS shall indemnify, defend and hold harmless BAXTER and its Affiliates and any of their respective directors, officers, managers, employees, subcontractors and agents (collectively the "BAXTER Indemnified Parties") from and against any and all liabilities, obligations, penalties, claims, judgments, demands, actions, disbursements of any kind and nature, suits, losses, damages, costs and expenses (including, without limitation, reasonable attorney's fees) (collectively, "Losses") arising out of or in connection with property damage or personal injury (including, without limitation, death) of third parties (collectively "Claims") in connection with or relating to: (a) PRAECIS' storage, promotion, labeling, marketing, distribution, use or sale of Drug Product Intermediate or Product; (b) PRAECIS' negligence or willful misconduct; (c) PRAECIS' breach of this Agreement; or (d) any claim that the use, sale, Production, marketing or distribution of Drug Product Intermediate or Product by BAXTER or PRAECIS violates the patent, trademark, copyright or other proprietary rights of any third party; except to the extent any of the foregoing (a) or (d) is caused solely by the negligence or willful misconduct of the BAXTER Indemnified Parties or solely by the breach by BAXTER of its representations, warranties, covenants or other obligations under this Agreement {for the avoidance of doubt, it being expressly acknowledged by PRAECIS that PRAECIS' indemnification obligation as provided in this Section 14.1 shall apply with respect to a Claim if such Claim (i) is caused partially by the negligence or willful misconduct of the BAXTER Indemnified Parties, (ii) is a Claim for which BAXTER could be held strictly liable (except if such Claim is caused solely by the negligence or willful misconduct of BAXTER or solely by the breach by BAXTER of its representations, warranties, covenants or other obligations under this Agreement), or (iii) is caused partially by the breach by BAXTER of its representations, warranties, covenants or other obligations under this Agreement}.

     14.2 BAXTER INDEMNIFICATION. BAXTER shall indemnify, defend and hold harmless PRAECIS and its Affiliates and any of their respective directors, officers, managers, employees, subcontractors and agents (the "PRAECIS Indemnified Parties") from and against any and all Losses resulting solely from: (a) the negligence or willful misconduct of a BAXTER Indemnified Party; or (b) a breach by BAXTER of its representations, warranties, covenants or other obligations under this Agreement.

     14.3 INDEMNITEE OBLIGATIONS. A party (the "Indemnitee") which intends to claim indemnification under this Article 14 shall promptly notify the other party (the "Indemnitor") in writing of any action, claim or other matter in respect of which the Indemnitee or any of its Affiliates, or any of their respective directors, officers, employees, subcontractors, or agents, intend to claim such indemnification; provided, however, that failure to provide such notice within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder except to the extent the Indemnitor is prejudiced by such failure. The Indemnitee shall permit, and shall cause its Affiliates, and their respective directors, officers, employees, subcontractors and agents to permit, the Indemnitor, at its discretion, to settle any such action, claim or other matter, and the Indemnitee agrees to the complete control of such defense or settlement by the Indemnitor. Notwithstanding the foregoing, the Indemnitor shall not enter into any settlement that would adversely affect the Indemnitee's rights hereunder, or impose any obligations on the Indemnitee in addition to those set forth herein, in order for it to exercise such rights, without Indemnitee's prior written consent, which shall not be unreasonably withheld, conditioned, or delayed. No such action, claim or other matter shall be settled without the prior written consent of the Indemnitor, which shall not be unreasonably withheld, conditioned or delayed. The Indemnitee, its Affiliates, and their respective directors, officers, employees, subcontractors and agents shall fully cooperate with the Indemnitor and its legal representatives in the investigation and defense of any action, claim or other matter covered by the indemnification obligations of this Article 14. The Indemnitee shall have the right, but not the obligation, to be represented in such defense by counsel of its own selection and at its own expense.

ARTICLE 15, INSURANCE

     15.1 PRAECIS INSURANCE. PRAECIS shall procure and maintain, during the Term of this Agreement and for a period one (1) year beyond the expiration date of Product, Commercial General Liability Insurance, including without limitation, Product Liability and Contractual Liability coverage (the "PRAECIS Insurance"). The PRAECIS Insurance shall cover amounts not less than fifteen million dollars ($15,000,000) combined single limit and shall be with an insurance carrier reasonably acceptable to BAXTER. BAXTER shall be named as an additional insured on the PRAECIS Insurance, unless otherwise agreed in the Product Master Plan. Upon the written request of BAXTER, PRAECIS promptly shall deliver to BAXTER a certificate of the PRAECIS Insurance evidencing such coverage and, if applicable, the endorsement of BAXTER as an additional insured. If PRAECIS fails to furnish such certificate within fifteen (15) calendar days after BAXTER's request, BAXTER, at its option, may obtain the PRAECIS Insurance and PRAECIS promptly shall reimburse BAXTER for the direct cost of the same. Any deductible and/or self insurance retention shall be the sole responsibility of PRAECIS.

     15.2 BAXTER INSURANCE. BAXTER is, and shall during the Term of this Agreement remain, self-insured for liabilities typically covered by Commercial General Liability policies, including contractual liability and liability related to bodily injury and property damage, in connection with the performance of its duties hereunder.

ARTICLE 16, RECALL OF PRODUCT

     In the event PRAECIS shall be required to recall any Product Produced hereunder because such Product may violate local, state or federal laws or regulations, the laws or regulations of any applicable foreign government or agency or the Product Specifications, or in the event that PRAECIS elects to institute a voluntary recall, PRAECIS shall be responsible for coordinating such recall. PRAECIS promptly shall notify BAXTER if any Product Produced hereunder is the subject of a recall and provide BAXTER with a copy of all documents relating to such recall. BAXTER shall cooperate with PRAECIS in connection with any such recall. PRAECIS shall be responsible for all of the costs and expenses of any such recall unless
     such recall is caused   ***   APPROXIMATELY 3 LINES OMITTED   ***   , in
     which case BAXTER will bear all reasonable costs associated with such recall, product withdrawal or field correction (including but not limited to costs associated with receiving and administering the recalled Product and notification of the recall to those persons whom PRAECIS deems appropriate); provided however that solely in respect of administrative and operating costs and expenses, BAXTER's liability for conducting the recall shall be in accordance with and up to a cumulative total maximum amount set forth in the chart below. Notwithstanding the foregoing, in no event shall BAXTER's liability for costs associated with such recall, product withdrawal or field correction exceed the Purchase Price for the Product which is the subject of such recall, product withdrawal or field correction.

                                      ADMINISTRATIVE
           NUMBER OF                  COST CAPS BY
           CONSIGNEES                 RECALL CLASS
                          ---------------------------------------
                           I          II                  III
          -------------------------------------------------------
           ***             ***        ***                 ***

           ***             ***        ***                 ***

           ***             ***        ***                 ***

           ***             ***        ***                 ***

           ***             ***        ***                 ***

ARTICLE 17, INTELLECTUAL PROPERTY

     17.1 INVENTIONS. All Inventions (as defined below) and all documents, computer documentation and other tangible materials related thereto, which are conceived, reduced to practice or created by BAXTER in the course of performing its obligations under this Agreement and which relate directly to the Product, Drug Product Intermediate or PRAECIS Supplied Components (the "PRAECIS

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

            Inventions") are and shall be the sole and exclusive property of PRAECIS and shall be considered works for hire for United States copyright purposes. For the purposes of all matters other than United States copyright laws, and to the extent that the PRAECIS Inventions may not fall within the specifically enumerated works that constitute works made for hire under the United States copyright laws, BAXTER hereby assigns all copyrights, trademarks, trade secrets, patents or other proprietary rights and all other right, title and interest throughout the world and without further consideration in and to the PRAECIS Inventions to PRAECIS. For purposes of this Agreement, "Invention" shall mean information relating to any innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which contained and whether or not patentable or copyrightable.

     17.2 PATENT PROSECUTION. PRAECIS shall have the world wide right to control the drafting, filing, prosecution and maintenance of patents covering the PRAECIS Inventions or otherwise relating to its Intellectual Property (as defined in Section 17.3), including decisions about the countries in which to file patent applications. Patent costs associated with the patent activities described in this
            Section 17.2 shall be borne by PRAECIS. BAXTER will cooperate with PRAECIS, at PRAECIS' expense, in the filing and prosecution of patent applications. Such cooperation will include, but not be limited to, furnishing supporting data and affidavits for the prosecution of patent applications and completing and signing forms needed for the prosecution, assignment and maintenance of patent applications.

     17.3 RETENTION OF RIGHTS. Except as otherwise expressly provided herein, nothing contained in this Agreement shall be construed or interpreted, either expressly or by implication, estoppel or otherwise, as: (a) a grant, transfer or other conveyance by either party to the other of any right, title, license or other interest of any kind in any of its patents, trademarks, copyrights, trade secrets or other intellectual property or proprietary information (collectively, "Intellectual Property") and, except as otherwise expressly provided herein, each party shall retain all rights in its Intellectual Property without conferring any right, title or interest therein to the other party; (b) creating an obligation on the part of either party to make any such grant, transfer or other conveyance; or (c) requiring either party to participate with the other party in any cooperative development program or project of any kind or to continue with any such program or project. Without limiting the generality of the preceding sentence, PRAECIS shall retain all right, title and interest arising under the United States Patent Act, the United States Trademark Act, the United States Copyright Act and all other applicable laws, rules and regulations in and to all Products, Presentation methods, Drug Product Intermediate, PRAECIS Supplied Components, and all packaging, labeling and PRAECIS Trademarks associated therewith.

ARTICLE 18, CONFIDENTIAL INFORMATION, NONDISCLOSURE AND PUBLICITY

     18.1 CONFIDENTIALITY. It is contemplated that in the course of the performance of this Agreement each party may, from time to time, disclose Confidential Information to the other. Each party agrees to take all reasonable steps to prevent disclosure of Confidential Information to third parties. No provision of this Agreement shall be construed so as to preclude disclosure of Confidential Information as may be reasonably necessary to secure from any governmental agency necessary approvals or licenses or to file and prosecute applications for, or obtain, patents with respect to the Product.

     18.2 PRIOR CONFIDENTIALITY AGREEMENT. This Agreement, by reference, incorporates the Confidentiality Agreement dated December 4th, 2001 (the "Confidentiality Agreement") by and between Baxter Healthcare Corporation and PRAECIS, and which was subsequently assigned by Baxter Healthcare Corporation to BAXTER on or about January 1, 2002, and such Confidentiality Agreement is made a part hereof as though fully set forth herein, as such Confidentiality Agreement may be modified by Sections 18.3 through 18.7 hereof.

     18.3 THIRD PARTY DISCLOSURE. BAXTER shall be permitted to disclose Product information to third party developmental and analytical services providers solely in connection with, and only to the extent reasonably necessary for, performance of its obligations hereunder; provided that such providers shall be subject to confidentiality agreements which protect the disclosure and use of any such Product information to the same extent as, or greater than, provided hereunder. Either party may disclose Confidential Information of the disclosing party to those Affiliates, agents, consultants and employees of the receiving party who need to know such information to accomplish the purposes of this Agreement (collectively, "Permitted Recipients"); provided that such Permitted Recipients are bound to maintain such Confidential Information in confidence in accordance with the terms herein.

     18.4 LITIGATION AND GOVERNMENTAL DISCLOSURE. Each party may disclose Confidential Information hereunder to the extent such disclosure is reasonably necessary for complying with applicable governmental regulations or conducting pre-clinical or clinical trials, provided that if a party is required by law or regulation to make any such disclosure of the other party's Confidential Information it will, except where impractical for necessary disclosures, for example in the event of a medical emergency, give reasonable advance notice to the other party of such disclosure requirement and will use good faith efforts to assist such other party to secure a protective order or confidential treatment of such Confidential Information required to be disclosed. Disclosure of Confidential Information in connection with any Legal Proceeding (as defined in the Confidentiality Agreement) shall be governed by Section 4 of the Confidentiality Agreement.

     18.5 PUBLICITY AND DISCLOSURE OF TERMS. The parties agree that the public announcement of the execution of this Agreement shall only be by one or more press releases mutually agreed to by the parties. The failure of a party to return a draft of a press release with its proposed amendments or modifications to such press release to the other party within five (5) days of such party's receipt of such press release shall be deemed as such party's approval of such press release as received by such party. Neither party shall disclose the terms of this Agreement without the prior written consent of the other party hereto, except: (a) as may be required by a court of competent jurisdiction, in which case the disclosing party shall immediately notify the non-disclosing party so that the non-disclosing party may seek a protective order or other remedy; provided that if no protective order or other remedy is obtained, then the disclosing party shall disclose only that portion of this Agreement which, in the opinion of the disclosing party's legal counsel, is required to be disclosed, and the disclosing party shall use commercially reasonable efforts to obtain an order or other reliable assurances that confidential treatment will be given to the disclosed portion of this Agreement; (b) as may be required by federal law or the regulations of Regulatory Authorities, including without limitation the United States Securities and Exchange Commission; or (c) if PRAECIS determines in good faith that such disclosure is necessary or appropriate in connection with any financing, strategic transaction, acquisition or disposition involving PRAECIS or any Affiliate of PRAECIS, provided, however, with respect to disclosures pursuant to this clause 18.5(c), in no event may such disclosure be made to any contract drug manufacturer or any Affiliate of a contract drug manufacturer unless such disclosures are subject to a confidentiality agreement that protects disclosure of and Confidential Information to the same extent, or greater than, provided hereunder.

     18.6 LIMITATION OF DISCLOSURE. The parties agree that, except as expressly authorized in this Agreement or in the Confidentiality Agreement, no information concerning this Agreement and the transactions contemplated herein shall be made public by either party without the prior written consent of the other.

     18.7 DURATION OF CONFIDENTIALITY. All obligations of confidentiality and non-use imposed upon the parties under this Agreement and the Confidentiality Agreement shall expire ten (10) years after the expiration or earlier termination of this Agreement; provided, however, that Confidential Information which constitutes the trade secrets of a party shall be kept confidential indefinitely, subject to the limitations set forth in Sections 18.4 through 18.6.

ARTICLE 19, FORCE MAJEURE

     Any delay in the performance of any of the duties or obligations of either party hereto (except the payment of money) caused by an event outside the affected party's reasonable control shall not be considered a breach of this Agreement, and unless provided to the contrary herein, the time required for performance shall be extended for a period equal to the period of such delay. Such events shall include without limitation, acts of God; acts of public enemies; insurrections; riots; embargoes; labor disputes, including strikes, lockouts, job actions, or boycotts; fires; explosions; floods; shortages of material or energy; delays in the delivery of raw materials; acts or orders of any government or agency thereof or other unforeseeable causes beyond the reasonable control and without the fault or negligence of the party so affected. The party so affected shall give prompt notice to the other party of such cause and a good faith estimate of the continuing effect of the force majeure condition and duration of the affected party's nonperformance, and shall take whatever reasonable steps are appropriate to relieve the effect of such causes as rapidly as possible. If the period of nonperformance by BAXTER because of BAXTER force
     majeure conditions exceeds   ***   , then PRAECIS may terminate this
     Agreement by written notice to BAXTER. If the period of nonperformance by
     PRAECIS because of PRAECIS force majeure conditions exceeds   ***   , then
     BAXTER may terminate this Agreement by written notice to PRAECIS. Notwithstanding anything to the contrary in this Agreement or any Product Master Plan, termination of this Agreement by either party pursuant to this
     Article 19 shall not result in the imposition of Cancellation Fees, if any.

ARTICLE 20,  NOTICES

     All notices hereunder must be in writing and shall be delivered by facsimile (confirmed by overnight delivery), or by overnight delivery by a reputable overnight delivery service, to the following address of the respective parties:

            If to BAXTER:     Baxter Pharmaceutical Solutions LLC
                              927 South Curry Pike
                              Bloomington, Indiana 47403
                              Attn: Alisa K. Wright, Vice President of
                              Business Affairs

                              Telefax No.:   (812) 332-3079
                              Telephone No.: (812) 333-0887

            With a copy to:   Baxter Healthcare Corporation
                              One Baxter Parkway
                              Deerfield, Illinois 60015-4633
                              Attn: General Counsel
                              Telefax No.:   (847) 948-2450
                              Telephone No.: (847) 948-2600

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

            If to PRAECIS:    PRAECIS PHARMACEUTICALS INCORPORATED
                              830 Winter Street
                              Waltham, MA 02145
                              Attn: Kevin McLaughlin, Chief Financial Officer

                              Telefax No.:   (781) 890-7471
                              Telephone No.: (781) 795-4100

            With a copy to:   PRAECIS PHARMACEUTICALS INCORPORATED
                              830 Winter Street
                              Waltham, MA 02145
                              Attn: Vice President, Legal

                              Telefax No.:   (781) 890-7471
                              Telephone No.: (781) 795-4100

            Notices shall be effective on the day following the date of transmission if sent by facsimile, and on the first business day following the date of delivery to the overnight delivery service if sent by overnight delivery. A party may change its address listed above by notice to the other party given in accordance with this
            Article 20.

ARTICLE 21, ASSIGNMENT

     21.1 ASSIGNMENT. Neither party shall assign this Agreement or any part hereof or any interest herein to any third party (or use any subcontractor or otherwise transfer responsibility for any of its obligations hereunder to any third party) without the written approval of the other party; provided, however, that either party may, without such consent, assign this Agreement to an Affiliate; and further provided that in either case, no such assignment shall be valid unless the permitted assignee assumes all obligations of its assignor under this Agreement. In addition, PRAECIS may, without the consent of BAXTER, assign all of its rights, title and interest in this Agreement to a successor by way of merger, consolidation, reorganization, stock sale or similar corporate transaction, or by way of a sale of all or substantially all of its assets in which the transferee, assignee or successor in such asset sale agrees in writing to be fully bound by all of the provisions of this Agreement.

     21.2 BINDING EFFECT. Subject to Section 21.1, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

ARTICLE 22, ALLIANCES

     Notwithstanding anything to the contrary herein, BAXTER agrees that PRAECIS shall have the right to enter into alliances with third parties who may engage in joint (with PRAECIS) or unilateral marketing and promoting of the Product or any combination of products that includes the Product.

ARTICLE 23, TAXES

     PRAECIS shall pay all national, state, municipal or other sales, use, excise, import, property, value added, or other similar taxes, assessments or tariffs assessed upon or levied against the sale of Product to PRAECIS pursuant to this Agreement or the sale or distribution of Product by PRAECIS (or at PRAECIS' sole expense, defend against the imposition of such taxes and expenses). BAXTER shall notify PRAECIS of any such taxes that any governmental authority is seeking to collect from BAXTER, and PRAECIS may assume the defense thereof in BAXTER's name, if necessary, and BAXTER agrees to fully cooperate in such defense to the extent of the capacity of BAXTER, at PRAECIS' expense. BAXTER shall pay all national, state, municipal or other taxes on the income resulting from the sale by BAXTER of the Product to PRAECIS under this Agreement, including but not limited to, gross income, adjusted gross income, supplemental net income, gross receipts, excess profit taxes, or other similar taxes.

ARTICLE 24, ENTIRE AGREEMENT

     This Agreement and the Confidentiality Agreement constitute the entire agreement between the parties concerning the subject matter hereof, supersede all written or oral prior agreements or understandings with respect thereto and shall control the parties' relationship with respect to the subject matter hereof. The parties agree and acknowledge that the Letter of Intent between PRAECIS and Baxter Healthcare Corporation dated December 11, 2001, is terminated hereby, except that Paragraph 8 of such Letter of Intent shall survive. The parties intend to incorporate all project plans for Product developed and mutually agreed under the Letter of Intent into the Project Plans hereunder.

ARTICLE 25, SEVERABILITY

     If any term or provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

ARTICLE 26, WAIVER AND MODIFICATION OF AGREEMENT

     No waiver or modification of any of the terms of this Agreement shall be valid unless in writing and signed by authorized representatives of both parties hereto. Failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver by either party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

ARTICLE 27, INDEPENDENT CONTRACTOR

     BAXTER shall act as an independent contractor for PRAECIS in providing the services required hereunder and shall not be considered an agent of, or joint venturer with, PRAECIS.

ARTICLE 28, ATTORNEY'S FEES

     The successful party in any litigation or other dispute resolution proceeding to enforce the terms and conditions of this Agreement shall be entitled to recover from the other party reasonable attorney's fees and related costs involved in connection with such litigation or dispute resolution proceeding.

ARTICLE 29, GUARANTY

     Baxter Healthcare Corporation (the "Guarantor") shall, and hereby does, absolutely and completely guarantee the payment and performance by BAXTER of the obligations of BAXTER hereunder; provided, however, that, except as provided below in this Article 29, this guaranty is contingent, and may be enforced against the Guarantor only, upon either: (a) recourse being taken first against BAXTER, final judgment obtained against BAXTER and execution thereon returned unsatisfied, or (b) if it is shown that BAXTER has insufficient assets available for the performance by BAXTER of BAXTER's obligations hereunder. The aforesaid guaranty by the Guarantor shall become the primary and independent obligation of the Guarantor and shall be enforceable directly against the Guarantor, following written notice and demand to Guarantor by PRAECIS, without the necessity of: (i) any suit or proceeding against BAXTER, (ii) any notice of nonperformance or nonobservance, or (iii) any notice of acceptance thereof, all of which the Guarantor hereby expressly and irrevocably waives, in the event that (1) BAXTER shall have filed a petition in bankruptcy or for any relief relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation, or BAXTER shall have had any such petition filed against it in which an adjudication of bankruptcy or insolvency is made or an order for relief is entered, which remains undismissed for a period of sixty (60) days (or to which it shall have consented or acquiesced) or (2) BAXTER shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property. The Guarantor's obligations under the aforesaid guaranty shall not be affected in any way by the reason of any amendment, renewal, supplement or modification of this Agreement. In the event that BAXTER assigns this Agreement to an Affiliate of BAXTER in accordance with Section 21.1, then the Guarantor's guarantee hereunder automatically shall continue in full force and effect with respect to the obligations of such BAXTER Affiliate hereunder. This guaranty shall be binding upon, and enforceable by PRAECIS against, the successors of the Guarantor.

     IN WITNESS WHEREOF, the parties have caused this Commercial Supply Agreement to be signed by their duly authorized representatives as of the Signing Date written above.

"BAXTER"                                "PRAECIS"


BAXTER PHARMACEUTICAL                   PRAECIS PHARMACEUTICALS
SOLUTIONS LLC                           INCORPORATED


By:   /s/ Alisa K. Wright               By: /s/ Kevin F. McLaughlin
    ------------------------------          -----------------------------
    Name: Alisa K. Wright                   Name:
    Title: VP, Business Affairs             Title: Sr. V.P. and C.F.O.


     For purposes of Article 29 hereof,

     BAXTER HEALTHCARE CORPORATION


     By:   /s/ Joel A. Tune
         -----------------------------
         Name:
         Title:

                                    EXHIBIT 1
                              PRODUCT MASTER PLAN 1

                              PRODUCT MASTER PLAN 1

     This Product Master Plan 1 is entered into pursuant to, and shall be governed by the terms of, the Commercial Supply Agreement (including all exhibits thereto) signed on Dec. 4, 2002, by and between Baxter Pharmaceutical Solutions LLC ("BAXTER"), a Delaware limited liability company having a place of business at 927 South Curry Pike, Bloomington, Indiana 47403, and PRAECIS PHARMACEUTICALS INCORPORATED ("PRAECIS"), a Pennsylvania corporation having a principal place of business at 830 Winter Street, Waltham, Massachusetts 02451.


                 "BAXTER"                                "PRAECIS"

BAXTER PHARMACEUTICAL                       PRAECIS PHARMACEUTICALS
SOLUTIONS LLC                               INCORPORATED


By:     /s/ Alisa K. Wright                 By:     /s/ Kevin F. McLaughlin
    --------------------------------------      ------------------------------

Name:   Alisa K. Wright                     Name:
      ------------------------------------        ----------------------------

Title:  Vice President, Business Affairs    Title:  Sr. V.P. and C.F.O.
       ---------------------------------           ---------------------------

Date:   11-25-02                            Date:   12/4/02
      ------------------------------------        ----------------------------

                                     1 OF 12

                            EXHIBIT A - PRESENTATIONS

PRAECIS   BAXTER
ID #      ID #           Product Description
------------------------------------------------------------------------------------------
N/A       ***            Abarelix for Injectable Suspension, 100 mg/Vial, US (Nude Vials)

N/A       ***            Abarelix for Injectable Suspension, 100 mg/Vial, US (Packaged for
                         Irradiation)

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                                     2 OF 12

                               EXHIBIT B - PRICING

BATCH SIZE

***
***

BASIC YIELD CALCULATION

a = Fill Weight Rejects from Manufacturing b = Capping Rejects from Manufacturing c = Inspection/Packaging Rejects

W = VIALS FILLED   (obtained from the Finished Product Accountability sheet
                   delivered by BAXTER to PRAECIS as part of the Released
                   Executed Batch Record)

X =  TOTAL REJECTS  ***
X(TO THE POWER OF 1) = PROCESS REJECTS  ***

Y =  YIELD          ***

  *** Approximately 4 lines omitted ***

Z = VIALS TO BILL  ***

PER UNIT PRICE

Vials produced annually                 Price
-----------------------                 -----
***                                     ***

***                                     ***

***                                     ***

PRAECIS will order complete Batches of Product on a single Purchase Order, except when PRAECIS orders a Batch to be divided into sections, such as for separate labeling. In such cases, PRAECIS will issue multiple Purchase Orders, each with the same Delivery Date, and the sum of the quantities of Product ordered on such multiple Purchase Orders shall equal one or more complete
Batches.   ***    APPROXIMATELY 2 LINES OMITTED   ***   .

GUARANTEED YIELDS OVER TIME
Definitions:

     Y(SUB IGY)   = Initial Guaranteed Yield = average yield for conforming
                  vials for the   ***   validation Batches.
     Y(SUB GY1)   = Guaranteed Yield = average yield for the   ***
                  (non-process validation) Batches.
     Y(SUB GYi)   = on-going Guaranteed Yield = average yield for all Batches in
                  every   ***   period, where i (starting with   ***   )
                  indicates the current period and i-1 indicates the previous
                  ***   period and i+1 indicates the next   ***   period.
     W(SUB i)     = total vials filled for all Batches during a   ***   period,
                  where i (starting with   ***   ) indicates the current period
                  and i-1 indicates the previous   ***   period and i+1
                  indicates the next   ***   period.

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                                     3 OF 12

In accordance with section 7.4.1 of the Commercial Supply Agreement BAXTER's credit to PRAECIS, to be applied against subsequent BAXTER invoices, shall be computed as follows:

     a) First   ***   Batches (non-process validation)
        if Y(SUB GY1) GREATER THAN OR EQUAL TO Y(IGY);
        no credit to PRAECIS, otherwise,
        Credit to PRAECIS =   ***   * (Y(SUB IGY) - Y(SUB GY1)) * W(SUB i)

     b)     ***   Batch until the end of first   ***   period;
        if Y(SUB GY2) GREATER THAN OR EQUAL TO Y(SUB GY1);
        no credit to PRAECIS, otherwise,
        Credit to PRAECIS =   ***   * (Y(SUB GY1) - Y(SUB GY2)) * W(SUB i)

     c) On-going  ***  period yield calculation;
        if Y(SUB GYi+1) GREATER THAN OR EQUAL TO Y(SUB GYi);
        no credit to PRAECIS, otherwise,
        Credit to PRAECIS =   ***   * (Y(SUB GYi) - Y(SUB GYi+1)) * W(SUB i)

     ***

     *** APPROXIMATELY 4 LINES OMITTED ***

STABILITY TESTING

Upon PRAECIS' request, BAXTER will perform stability testing of Product. The testing protocol and pricing will be detailed in a Project Plan.

ANNUAL PRODUCT QUALITY REVIEW

BAXTER will prepare an annual Batch review/comparison summary for use by PRAECIS
regulatory at a charge of $   ***   per hour. Prior to commencement of work
BAXTER shall provide an estimate, for informational purposes only, of the number of hours expected to consume.

QUALITY ASSURANCE AUDITS

Subject to Sections 9.2.1 and 9.2.2 of the Commercial Supply Agreement, a charge
of $   ***   per hour will be paid to BAXTER for quality assurance audits
requested by PRAECIS in excess of   ***   per year. The hours charged will
include preparation time, audit time by all BAXTER participants, and follow-up time in preparing responses. Prior to commencement of work BAXTER shall provide an estimate, for informational purposes only, of the number of hours expected to consume.

QUALITY CONTROL SAMPLES

Subject to Section 9.2.3 of the Commercial Supply Agreement, BAXTER will provide PRAECIS with Quality Control Samples of Product at PRAECIS' request. BAXTER will
supply samples within   ***   of PRAECIS' request at no cost to PRAECIS. In the
event PRAECIS requests samples for delivery in less than   ***   and BAXTER
delivers such samples in less than *** , then PRAECIS will pay BAXTER $ *** for such expedited delivery.

BATCH RECORDS

In the event that PRAECIS requests that the information contained in the
Released Executed Batch Record for a Batch be modified more than   ***   in any
12-month period, then BAXTER shall charge PRAECIS $   ***   to incorporate such
revisions into the Released Executed Batch Record for such Batch and, if requested by PRAECIS, for all subsequent Batches. Following the initial delivery of a Released Executed Batch Record for a Batch, a charge of $

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                                     4 OF 12

*** per record will be paid to BAXTER for distribution of additional Released Executed Batch Records for such Batch. In the event that PRAECIS requests that the information contained in the Master Batch Record be modified more than ***
in any 12-month period, then BAXTER shall charge PRAECIS $   ***   to
incorporate such revisions into the Master Batch Record

DELAYED RECEIPT DRUG PRODUCT INTERMEDIATE

Per Section 4.3 of the Commercial Supply Agreement, a charge of $   ***   per
occurrence will be paid to BAXTER if BAXTER receives the Drug Product Intermediate for the Production of Product from PRAECIS not in accordance with
Section 3.3. In addition, in the event BAXTER receives the Drug Product
Intermediate for Production of Product from PRAECIS less than   ***   prior to
the scheduled date of filling for such Product, BAXTER may cancel Production of such Product and invoice PRAECIS the Cancellation Fees as set forth in Exhibit G.

STORAGE OF PRODUCT

A charge of $   ***   per pallet per month will be paid to BAXTER for the
storage of Product in excess of   ***   after the BAXTER Quality Assurance
Release for such Product.

DRUG PRODUCT INTERMEDIATE REIMBURSEMENT

For purposes of Section 7.4.1 of the Commercial Supply Agreement, BAXTER's
maximum liability for reimbursement of Drug Product Intermediate is   ***   per
Batch.

NO ADDITIONAL NAMED INSURED REQUIREMENT

In accordance with Section 15.1 of the Commercial Supply Agreement, BAXTER confirms that PRAECIS shall not be obligated to name BAXTER as an additional insured on the PRAECIS Insurance.

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                                     5 OF 12

                    EXHIBIT C - AUDITED VENDORS AND SUPPLIERS

     ***

     ***

Cambrex Charles City

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                                     6 OF 12

                      EXHIBIT D - COMPONENT SPECIFICATIONS

              EXHIBIT D1 - DRUG PRODUCT INTERMEDIATE SPECIFICATIONS

DRUG PRODUCT INTERMEDIATE: ABARELIX CMC RELEASE
BAXTER PN: ***

TESTS                               METHOD REFERENCE       SPECIFICATIONS
----------------------------------------------------------------------------------------------------
Appearance                          ***                    White to Off-White Powder

CMC Content(HPLC)                   ***                    ***

Loss on Drying(Water Content)       ***                    ***

Identification (HPLC)               ***                    Meets SOP Requirements

Abarelix Assay (HPLC)               ***                    *** APPROXIMATELY 6 LINES OMITTED ***

Particle Size                       ***                    *** APPROXIMATELY 5 LINES OMITTED ***

Acetate Content (HPLC)              ***                    ***

Bacterial Endotoxins                ***                    ***

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                                     7 OF 12

              EXHIBIT D2 - BAXTER SUPPLIED COMPONENT SPECIFICATIONS

ITEM: VIAL, ***
BAXTER PN: ***

TESTS                               METHOD REFERENCE       SPECIFICATIONS
--------------------------------------------------------------------------------
Full USP Testing                    ***                    ***

Full EP Testing                     ***                    ***

Full SOP Testing                    ***                    ***

ITEM: STOPPER ***
BAXTER PN: ***

TESTS                               METHOD REFERENCE       SPECIFICATIONS
--------------------------------------------------------------------------------
Elastomeric Testing                 ***                    ***
   a)  Specific Gravity                a)  ***                a)  ***
   b)  Ultraviolet Spectrum            b)  ***                b)  ***
   c)  Infrared Spectrum               c)  ***                c)  ***

Full USP Physiochemical Testing     ***                    ***

EP Testing                          ***                    ***

Full SOP Testing                    ***                    ***

ITEM: SEAL, ***
BAXTER PN: ***

TESTS                               METHOD REFERENCE       SPECIFICATIONS
--------------------------------------------------------------------------------
Requirements as Described in SOP    ***                    ***

The following BAXTER supplied items will under go no incoming release testing but will be ordered to the dimentional specifications below.

ITEM: BOX ***
BAXTER PN: ***

DIMENSIONS

***

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                                     8 OF 12

ITEM: DIVIDER ***
BAXTER PN: ***

DIMENSIONS

***

ITEM: PAD ***
BAXTER PN: ***

DIMENSIONS

***

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                                     9 OF 12

                       EXHIBIT E - PRODUCT SPECIFICATIONS

PRODUCT: ABARELIX FOR INJECTION SUSPENSION
BAXTER PN: ***

TESTS                               METHOD REFERENCE       SPECIFICATIONS
--------------------------------------------------------------------------------------------------------
Bacterial Endotoxin by Kinetic      ***                    ***
Turbidimetric

Appearance (Powder)                 ***                    White to Off-White Powder

Appearance     ***                  ***                    White to Off-White Suspension

Loss on Drying (Water Content)      ***                    ***

ID of CMC by HPLC                   ***                    Retention time conforms with retention time
                                                           of working standard

Assay by HPLC                       ***                    ***

ID by HPLC                          ***                    Retention time conforms with retention time
                                                           of working standard

ID by FTIR                          ***                    Abarelix IR spectrum conforms to standard
                                                           spectrum

Content Uniformity                  ***                    ***

Related Substances                  ***                    *** APPROXIMATELY 8 LINES OMITTED ***

pH      ***                         ***                    ***

Dose Delivered     ***              ***                    ***

Dissolution                         ***                    ***

Particle Size     ***               ***                    *** APPROXIMATELY 6 LINES OMITTED ***

Sterility                           ***                    Sterile

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                                    10 OF 12

                       EXHIBIT F - REGULATORY AUTHORITIES

United States Federal Food and Drug Administration or any successor organization thereto

                                    11 OF 12

                          EXHIBIT G - CANCELLATION FEES

                                     TIMING                                  CANCELLATION FEE
       ----------------------------------------------------------------------------------------
       Cancellation of any lot within   ***   of the scheduled   ***   date           ***

       Cancellation of any lot within   ***   of the scheduled   ***   date           ***

       Cancellation of any lot within   ***   of the scheduled   ***   date           ***


**   Notwithstanding the foregoing Cancellation Fees chart, PRAECIS shall be
entitled, at any time upon   ***   written notice to BAXTER, to postpone a Firm
Delivery Date for up to   ***   with no cancellation penalty or fee.
**   PRAECIS shall be entitled to cancel or delay any Firm Purchase Order more
than   ***   from the scheduled  ***  date with no cancellation penalty or fee.

           CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                      ASTERISKS (*) DENOTE SUCH OMISSIONS.

                                    12 OF 12

                                    EXHIBIT 2
                         RELEASED EXECUTED BATCH RECORD


The Released Executed Batch Record for Product shall meet cGMP requirements and shall, at a minimum, include the following information with respect to such
Batch:

     - Written confirmation from BAXTER that all Production Batch records and supporting records have been reviewed and approved by BAXTER's Quality Assurance Group
     -    Certificate of Analysis
     -    Certificate of Irradiation
     -    Finished Product Accountability Sheet
     - A certificate of compliance/conformance indicating that the final Product at the time of the BAXTER Quality Assurance Release for such Product has been manufactured under cGMPs and has met all established performance requirements related to the approved Product Specifications
     - A detailed listing of all deviations, holds and investigations out of specification
     -    Manufacturing process data

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